Exhibit 10g
LOAN AGREEMENT
THIS LOAN AGREEMENT, made this 16th day of April 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Borrower”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
WITNESSETH
     A. Borrower is the sole limited partner of BLANCHARD SENIORS APARTMENTS, BUNKIE SENIORS APARTMENTS, COTTONWOOD SENIORS APARTMENTS, LOCKPROT SENIORS APARTMENTS (AKA DONALDSONVILLE SENIORS) and MANY SENIORS APARTMENTS, each a Louisiana limited partnership (the “Partnerships”) and each of which own a twenty-four (24) unit apartment complex, except for Lockport Senior Apartments (aka Donaldsonville Seniors) and Many Seniors Apartments which each own a thirty-two (32) unit apartment complex, all for low to moderate income families located in Blanchard, Bunkie, Cottonport, Donaldsonville and Many, Louisiana, respectively (the “Apartment Projects”). The Apartment Projects have each been financed through permanent mortgages from Rural Development Services (formerly the Farmers Home Administration), U.S. Department of Agriculture (“RD”) which mortgages had an approximate principal balance as of 12/31/2001 of $700,638, $675,659, $684,416, $845,704 and $950,434, respectively (the “RD Mortgages”) and HOME funds and AHP Grants. RD 2000 Development Company, LLC and Community Support Programs, Inc. are the sole general partners of BLANCHARD SENIORS APARTMENTS. RD 2000 Development Company, LLC and Caleb Community Development Corporation are the sole general partners of BUNKIE SENIORS APARTMENTS. RD 2000 Development Company, LLC and Caleb Community Development Corporation are the sole general partners of COTTONWOOD SENIORS APARTMENTS. RD 2000 Development Company, LLC and Quad-Area Community Action Agency, Inc. are the sole general partners of LOCKPROT SENIORS APARTMENTS (AKA DONALDSONVILLE SENIORS). RD 2000 Development Company, LLC and Caleb Community Development Corporation are the sole general, partners of and MANY SENIORS APARTMENTS.
     B. Lender and Borrower are negotiating for the purchase by Lender of all of Borrower’s limited partnership interests in similar partnerships and apartment complexes (the “Principal Transaction”). As part of the Principal Transaction, Lender has agreed to advance up to $ 162,465 as a down payment on the purchase price (“Down Payment”). As the Down Payment will be fully refundable to Lender in the event the Principal Transaction does not close, Lender and Borrower have agreed to treat said Down Payment as a loan (“Loan”) and secure it’s repayment partially with a security interest in Borrower’s limited partnership interests in the Partnerships (“Borrower’s Partnership Interests”).
     C. To evidence the Loan, Borrower has executed and delivered to Lender a Promissory Note of even date herewith, in the initial principal amount of $116,130 (the “Note”) which represents the first advance on the Loan, and Borrower will execute and deliver to Lender a Promissory Note in the amount of any additional advances under the Loan, if, as and when made.

     D. To secure the Loan, Borrower has executed and delivered to Lender a Security Agreement of even date herewith, granting to Lender a security interest in the Borrower’s Partnership Interests in the Partnerships (the “Security Agreement”), together with a Financing Statement perfecting such security interests (the “Financing Statement”).
     NOW, THEREFORE, in consideration of the mutual agreements, covenants, and promises herein contained and for other good and value consideration, receipt of which is hereby acknowledged each party to the other, Borrower and Lender agree as follows:
     1. Representations and Warranties of Borrower. Borrower represents and warrants to Lender as follows:
          (a) There are no actions, suits or proceedings pending involving the Borrower, or to the best knowledge of Borrower, threatened against or affecting Borrower, the Apartment Projects, the Partnerships, the Partnership Interests, or the validity or enforceability of this Agreement, the Note, the Security Agreement, the Guaranty or the priority thereof, at law or in equity, or before or by any governmental authority. To Borrower’s knowledge, it is not in default with respect to any order, writ, injunction, decree, or demand of any court.
          (b) Borrower has no knowledge that the consummation of the transaction hereby contemplated and the performance of this Agreement, the Note, the Security Agreement or the Guaranty by the Guarantor will result in any breach of, or constitute a default under, any deed to secure debt, mortgage, deed of trust, indenture, security agreement, lease, bank loan or credit agreement, corporate charter, bylaws, partnership agreement, covenants or use restrictions applicable to the Apartment Projects, the Partnership Interests, or other instruments to which the Partnership is a party or by which the Apartment Projects may be bound or affected, specifically including (but not limited to) the RD Mortgages, except that Borrower was required to and has obtained the written approval of the General Partner of the Partnerships to the Security Agreement pursuant to the Partnership Agreements.
          (c) There arc no liens against the Borrower’s Partnership Interests and the Lender will have a first priority lien interest in Borrower’s Partnership Interests.
     2. Covenants and Agreements of Borrower. Borrower covenants and agrees with Lender as follows:
          (a) Borrower acknowledges and agrees that Lender will disburse the advances to be made hereunder to the Borrower to be used solely for the Borrower’s purposes.
          (b) Borrower will not convey or encumber, or cause or permit the Borrower’s Partnership Interests in the Partnerships to be conveyed or encumbered further in any way without the prior written consent of Lender, in its sole discretion.
     3. Disbursement of the Loan. Upon the execution of this Agreement, Lender will pay the first advance of the Loan funds in the amount of $116,130 to the Borrower. Borrower will execute a second note for the amount of the second installment of the Loan ($46,335) on May 30, 2003 if the Principal Transaction has not closed and if the Lender otherwise has not given written notice of its decision not to proceed with the Principal Transaction.
     4. Payment. In accordance with the provisions of the Note, the Loan term shall mature and all advanced principal and accrued interest shall be payable on the first to occur of (i) the Closing on the

Principal Transaction or (ii) 360 days from the date of the first advance.
     5. Events of Default. At the option of Lender, the occurrence of any one of the following events shall constitute an Event of Default under this Agreement:
          (a) Borrower fails to make any payment due under the Note within thirty (30) days after the date such payment becomes due.
          (b) Borrower fails to comply with any covenant, condition, or agreement, other than the failure to make any payment when due, under this Agreement, the Note, the Security Agreement or the Guaranty and to cure such default after receipt of thirty (30) days prior written notice from Lender.
          (c) Either the Borrower, Guarantor, the General Partner, or the Partnership makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated, insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or trustee for it or any substantial part of its property, commences any proceeding relating to Borrower, Guarantor, the General Partner, the Partnership, or the Apartment Project under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower, Guarantor, the General Partner, or the Partnership any such, act or proceeding which remains undismissed for a period of sixty (60) days, or either Borrower, Guarantor, the General Partner, or the Partnership by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or trustee for it or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days.
6. Remedies. I. Upon the occurrence of an Event of Default in connection with subsections 2(b), 5(a) or 5(c) with respect to Borrower or Guarantor, above, Lender may, at its option, do all or any of the following:
          (a)  Declare all sums evidenced by the Note to be immediately due and payable.
          (b) Pursue all remedies granted under the Note, the Guaranty or the Security Agreement or any combination thereof for default, and the remedies granted under all laws and statutes. All such remedies are deemed cumulative and may be exercised concurrently. The failure to exercise any remedy shall not constitute a waiver thereof, nor shall use of any remedy prevent the subsequent or concurrent resort to the same or any other remedy.
          (c) In lieu of the remedies provided in subsection “(b)’’ hereof, elect to take in full payment for the Loan (i) three of the limited partner interest, in its sole discretion, that are Collateral, if Lender has loaned only the first installment or (ii) all of the Collateral, if Lender has loaned both the first installment and the second installment.
               II. Upon the occurrence of an Event of Default, except in connection with subsections 2(b), 5(a) or 5(c) with respect to Borrower or Guarantor, above, Lender shall substitute one or more Apartment Complexes in Borrower’s portfolio, other than one of those few indicated as “SOLD” on the spreadsheets previously provided to Lender, of approximate equal size and value for any of the Apartment Complexes with respect to which an Event of Default has occurred.

     7. Provided the first and second installments of the loan are funded in accordance herewith, Borrower will not sell any further interests in its Operating Partnerships (other than completing those few indicated as “SOLD” on the spreadsheets previously provided to Lender) prior to July 31, 2003 unless a closing on the Principal Transaction has taken place by then, in which event the terms and conditions of the Principal Transaction as closed shall govern the sales of any further interests in Borrower’s Operating Partnerships.
     8. Termination. This Agreement shall terminate upon satisfaction in full of the indebtedness evidenced by the Note.
     9. Miscellaneous.
          (a) All notices, requests or other communications required hereunder must be in writing and must be mailed by registered or certified mail, return receipt requested, or delivered to the parties in person, at the addresses first above written. Each party may change its address by notifying the other party in the manner set forth above. All such notices, requests or other communications shall be effective when deposited in the mails or delivered in person as aforesaid.
          (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors, and permitted assigns.
          (c) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation, and neither party has relied upon any statements made by any person that are not set forth herein; accordingly, this Agreement shall not be construed more strictly against either party. This Agreement may not be modified, amended, or cancelled, nor shall any provision thereof be waived, except in a writing signed by Borrower and Lender.
          (d) The section headings of this Agreement are for reference and are not part of or a guide to the interpretation of this Agreement. Any singular word or term herein shall be read as in the plural whenever the sense of this Agreement may require it.
          (e) This Agreement may be executed in one or more counterparts, each of which shall constitute a complete agreement and all of which taken together shall constitute a single agreement.
          (f) THIS LOAN AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS LOAN AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS LOAN AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN CONTEMPLATED HEREIN, LENDER AND BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH SAID LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“BORROWER:”
BAYFIELD LOW INCOME
HOUSING LIMITED PARTNERSHIP,
a Delaware limited partnership,
By: Megan Asset Management, Inc.,
General Partner
/s/ Paul J.Maddock

Paul J.Maddock,President

“LENDER:”
DOMINIUM DEVELOPMENT &
ACQUISITION, LLC, a Minnesota
limited liability company

By:	/s/ [ILLEGIBLE]

Print Name:

STATE OF NORTH DAKOTA		)
ss:
COUNTY OF BURLEIGH	)
     On this the 10th day of June, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	/s/ Sandra Levorsen

SANDRA LEVORSEN Notary Public	NOTARY PUBLIC My commission
State of North Dakota My Commission Expires Mar, 23, 2009	expires:

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the 11th day of June, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Jon Segner, who is personally known to me to be or who produced [ILLEGIBLE] Driver’s [ILLEGIBLE] as identification evidencing he is the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Chief Financial Officer of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.
(SEAL)

/s/ Michelle M. Miller

MICHELLE M. MILLER NOTARY PUBLIC — MINNESOTA	NOTARY PUBLIC My commission
My Commission Expires Jan. 31, 2005	expires: 1/31/05

April 2, 2003
Bayfield Low Income Housing Limited Partnership
c/o Megan Asset Management, Inc.
1424 W. Century Avenue, Suite 102
Bismarck, ND 58503
Re: Bridge Loan Commitment
Gentlemen:
We are pleased to provide this commitment for a loan (the “Loan”) in the principal amount up to $162,465, to Bayfield Low Income Housing Limited Partnership (the “Partnership”). This letter shall be deemed the commitment (“Commitment”) to make the Loan by Dominium Development & Acquisition (“DDA”), subject to the terms and conditions set forth below. This loan commitment shall expire on April 11, 2005, if net accepted by then, and is subject to the terms and conditions set forth below. This loan commitment is made in consideration of a sale proposal presented by the Partnership to DDA (the “Proposal”) and to allow DDA additional time in which to consider the proposal.
This loan is to be secured by a first priority lien position in the limited partner interests that the Partnership owns in each of the partnerships that own, respectively, the following projects that are located in Louisiana (the “Collateral”):
1.	Blanchard Apartments;

2.	Bunkie Apartments;

3.	Cottonwood Seniors Apartments;

4.	Donaldsonville Seniors; and

5.	Many Seniors Apartments.
The Terms and Conditions are as follows:
(a)	The principal loan amount shall not exceed $162,465.

(b)	The loan shall be funded in two installments;
i. $116,130 upon completion of DDA’s due diligence on the Collateral, but in no event later than April 15, 2003, except as the due diligence review period may be extended pursuant to Paragraph (e); and
[ILLEGIBLE]
2355 Polaris Lane North Suite 100 Minneapolis, MN 55407-4853 Phone 763/354-3500 Fax 763/354-5519
[ILLEGIBLE]

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ii.	$46,335 on May 30, 2003 if a closing on the underlying transaction contained in the Proposal (the “Closing”) has not taken place by then.
(c)	The Loan shall mature and all funded principal and accrued interest shall be payable on the first to occur of (i) the Closing or (ii) 360 days from the date of the first installment.

(d)	The Interest Rate shall be five percent (5%). Interest shall accrue and shall be paid with the principal maturity.

(e)	Collateral for the Loan shall be the Collateral, as described above. DDA shall be entitled to request materials relative to the Collateral to allow it to determine the sufficiency of the collateral (the “Due Diligence Materials”). Upon receipt of the initially requested Due Diligence Materials, which request DDA will submit in writing within five (5) days following DDA’s receipt of your executed Commitment, DDA will have ten (10) days within which to review to its sole satisfaction the Due Diligence Materials to determine (i) the sufficiency of the Collateral or (ii) to select one or more projects of comparable size that it deems are sufficient to equal a total of five projects within the Collateral. If, based on the initial Due Diligence Materials, there are additional Due Diligence Materials that DDA wants to request, it may submit a written request for the additional Due Diligence Materials, and this sentence will apply to any additional Due Diligence Materials received as a result of the request. The ten- (10-) day review period will be suspended for the period during which there is an outstanding request for additional Due Diligence Materials. If DDA determines (i) during the ten- (10-) day review period, as it may be extended, that it does not want either to make the Loan or to proceed with the Proposal, it will give written notice to the Partnership, and neither party will have any further obligations pursuant to this Commitment, or (ii) after loaning the first installment but prior to loaning the second installment, that it does not want to proceed with the Proposal, it will give written notice to the Partnership, and DDA will not be obligated to loan the second installment. If DDA neither gives during the due diligence review period its written notice of the acceptance of the Collateral or of its decision not to make the Loan or not to proceed with the Proposal, the Collateral will be deemed sufficient.

(f)	The Guarantor of the Loan shall be Megan Asset Management Inc.

(g)	The Loan and the pledge of the Collateral will be documented by documents that are actually acceptable to the Partnership and DDA, and drafts will be provided by DDA within five (5) business days following DDA’s receipt of the Partnership’s executed Commitment.

(h)	From the date of the funding of the first installment, and provided the second loan installment is funded in accordance herewith, the partnership will not sell any further interest in its Operating Partnership (other than completing those few indicated as “SOLD” on the spreadsheet previously
2355 Polaris Lane North Suite 100 Minneapolis, MN [ILLEGIBLE] Phone 612/354-550 Fax 612/354-5650

[ILLEGIBLE]

3

provided to DDA) prior to June 30 PGM 2005 unless the Closing has taken place by then
(i)	At DDA’s sole option, if it does not proceed with the Closing it may elect to take in full payment for the Loan (i) three of the limited partner interest, in DDA’s disorction, that are Collateral if DDA has loaned only the first installment or (ii) all of the Collateral if DDA has loaned both the first installment and the second installment.
This Commitment may not be modified, transferred or assigned without the prior written consent of DDA and the partnership.
If this Commitment is acceptable, please execute two (2) copies of this Commitment and return one (1) copy within two (2) days of the date of this Commitment to:
Jon Segner
Dominium Acquisition, LLC
2355 Polaris Lane North, Suite 100
Minnepolis, MN 55447-4853
We appreciate the opportunity to be of service to you. If you have any questions regarding this Commitment, please contact the undersigned.

Sincerely,
Dominium Acquisition, LLC

By:	/s/[ILLEGIBLE]

Title: Member
The undersigned accepts the foregoing Commitment as of this 4th day of April, 2003.

Bayfield Low Income Housing Limited Partnership

By: Megan Asset Management, Inc.
Its General Partner

By:	/s/ Paul J. Maddock

Paul J. Maddock
Title: President

2355 Polaris Lane North Suite 100 Minneapolis, MN 55447 Phone 612/354-5500 Fax 612/354-5650
[ILLEGIBLE]

4

A Professional Association
3000 Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402
Telephone: (612) 347-0700
Fax: (612) 347-0600
FACSIMILE COVER LETTER

CC TO:	Mr. Paul J. Maddock	FACSIMILE NO.:	[701] 223-5672
PHONE:	[701] 223-2923

SENT TO:	Mr. Gary Maddock		[913] 685-9025
PHONE:	[913] 685-9000

CC TO:	Mr. Jon Segner	FACSIMILE NO.:	[763] 354-5650
PHONE:	[763] 354-5620

SENT BY:	Paul W. Markwardt	FILE NO.:	3997-157

DATE:	June 4, 2003

MESSAGE:	Gary, as a follow-up to your e-mail from yesterday, please find attached a copy of the Loan Commitment. I have circled on the signature page paragraph (i), which is the paragraph to which I was referring in my comments. If you have any questions, please call me. Regards.
ORIGINAL WILL: Not Be Sent

NOTICE-CONFIDENTIAL INFORMATION
The information to this fax communication is privileged and strictly confidential. It is intended solely for the use of the individual or entity named above. If the reader of this message is not the intended recipient or the employee or agent responsible to deliver it to the intended recipient, any dissemination, distribution, copying or other use of the information contained in this communication is strictly prohibited. If you have received this communication in error, please first notify the sender immediately at the above telephone number of your erroneous receipt and then return this fax communication at once to the sender at the above address either via United States Postal Service or by the method of delivery specified by the sender.
This communication consists of 4 pages, including this cover letter. If all pages are not received, please contact Linda R. Quimby (612) 347-0663.

CORPORATE GUARANTY
     THIS CORPORATE GUARANTY, dated as of April 16, 2003 (the “Guaranty”), is made and given by MEGAN ASSET MANAGEMENT, INC., a Delaware corporation, whose mailing address is 1424 W. Century Avenue, #102, Bismarck, North Dakota 58503 (the “Guarantor”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, whose mailing address is 2355 Polaris Lane North, Suite 100, Minneapolis, Minnesota 55447 (“Lender”).
RECITALS
     A. Lender has agreed to lend to Bayfield Low Income Housing Limited Partnership, a Delaware limited partnership (“Borrower”), the sum of up to $162,465.00 (the “Loan”), which Loan is evidenced by one or more Promissory Note(s) in an aggregate amount equal to the amount(s) that Lender loans (individually or collectively, the “Note”), and is secured by a Security Agreement of even date herewith (the “Security Agreement”), and is the subject of a Loan Agreement of even date herewith between Borrower and Lender (the “Loan Agreement”); the Note, the Security Agreement, and the Loan Agreement are sometimes hereinafter collectively referred to as the “Loan Documents,” Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.
     B. It is a condition precedent to the obligation of Lender to make the Loan to Borrower that this Guaranty be executed and delivered by Guarantor.
     NOW, THEREFORE, in consideration of the recitals, the truth and correctness of which are hereby confirmed by Guarantor, of the making of the Loan, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Lender as follows:
     Section 1. The Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the following (collectively referred to herein as the “Obligations”): (i) the collection of payment (whether at a stated maturity date or earlier by reason of acceleration) of all indebtedness (principal, interest and other), liabilities and monetary obligations of Borrower to Lender of every kind, nature and description under the Loan Documents; and (ii) all representations and warranties made by Borrower in the Loan Documents being true, correct and complete.
     Section 2. Continuing Guaranty. This Guaranty is an absolute, irrevocable, unconditional, complete and continuing guaranty of collection of payment. The obligations of Guarantor hereunder shall not be released by any action which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of any renewal or extension of the Obligations need be given to Guarantor. Guarantor hereby waives (a) diligence, demand for payment, presentment, protest, notice of demand, of protest, of dishonor or of nonpayment; (b) notices of advances of Loan proceeds; (c) all other notices and demands of any kind and description relating to the Obligations; and (d)all defenses of Borrower pertaining to the Obligations, except for the defense of discharge by irrevocable payment and performance.

The Obligations of Guarantor hereunder are irrevocable. The acceptance of this Guaranty by Lender is not intended to and does not release any liability previously existing of any guarantor or surety of any indebtedness of Borrower to Lender.
     Section 3. Other Transactions. Lender is authorized (a) to exchange any collateral or security which may be placed with it by Borrower, or to deliver any such collateral or security directly to Borrower For collection and remittance or for credit, or to collect the same in any manner without notice to Guarantor; and (b) to amend, extend or supplement the Loan Documents, to waive compliance by Borrower with the terms thereof without affecting the liabilities of Guarantor hereunder and to settle or compromise any of the Obligations without notice to or consent of Guarantor. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of Guarantor shall not be affected by any delay on the part of Lender to realize upon any of the obligations of Borrower to Lender, or upon any collateral or security for any of the Obligations, nor by the taking by Lender of (or its failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by Lender of (or its failure to take or its failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of Lender, whether or not such action or failure to act varies or increases the risk, or affects the rights or remedies, of Guarantor, shall affect or impair the obligations of Guarantor hereunder. This Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other person. Possession of this Guaranty by Lender shall be conclusive evidence of due delivery hereof by Guarantor and acceptance hereof by Lender. This Guaranty shall continue in full force and effect, notwithstanding (a) any extension of time to Borrower and/or (b) the making of any other loans by Lender to Borrower.
     Section 4. Actions Not Required. Guarantor hereby waives any and all right to cause a marshalling of the assets of Borrower or any other action by any court or other governmental body with respect thereto. Time is of the essence with respect to Guarantor’s obligations under this Guaranty. If any remedy or right hereby granted shall be found to be unenforceable, such unenforceability shall not limit or prevent enforcement of any other remedy or right hereby granted.
     Section 5. No Subrogation. Unless and until the Obligations have irrevocably been paid in full, and notwithstanding any payment or payments made by Guarantor hereunder, Guarantor irrevocably waives all rights of subrogation to any of the rights of Lender against Borrower or any other person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by Lender for the payment or performance of the Obligations, and Guarantor irrevocably waives all legal and equitable rights to seek any recourse to or contribution, recovery or reimbursement from, or subrogation against, Borrower or any other person liable for payment or performance of any of the Obligations in respect of payments or performance made by Guarantor hereunder.
     Section 6. Application of Payments. Any and all payments made by Guarantor or by any other person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by Lender on such items of the Obligations as Lender may elect.

     Section 7. Recovery of Payment. If any payment received by Lender and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned or repaid for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obliger), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. No payment shall be deemed to be irrevocable for the purpose of this Guaranty if it remains subject to any possible such set aside, recovery, recission, return or repayment for any reason.
     Section 8. Security Interest and Set-offs. Guarantor hereby grants Lender a security interest in all sums due from Lender to Guarantor in the possession of or in transit to Lender, now existing or hereafter arising or coming due (including without limitation repurchase agreements and securities in transit), and such amounts and all proceeds thereof may at all times be held and treated as collateral security hereunder (the “Additional Collateral”). To the extent the Obligations are due and payable and unpaid, and at any time thereafter, Lender shall have all the rights and remedies of a secured party as against the Additional Collateral, and Lender may apply or set-off all or any of such Additional Collateral against the Obligations as Lender deems appropriate, and/or refuse to honor orders to pay or withdraw the Additional Collateral or sums represented thereby, all at Lender’s sole and absolute discretion.
     Section 9. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to, and covenants with, Lender that:
     A. Borrower’s Financial Condition. Guarantor is familiar with the financial condition of Borrower and with all other facts and circumstances which a diligent inquiry would reveal and which would bear upon the risk of nonpayment or nonperformance of the Obligations, and Guarantor has executed and delivered this Guaranty based on Guarantor’s own judgment and not in reliance upon any statement or representation of Lender. Lender shall have no obligation to provide Guarantor with any advice or information whatsoever or to inform Guarantor at any time of Lender’s actions, evaluations or conclusions on the financial condition of or any other matter concerning Borrower.
     B. Organization, Standing, Etc. Guarantor is a Delaware corporation duly incorporated and validly organized, existing and in good standing under the laws of the jurisdiction of its organization, and, if different and if required, the jurisdiction(s) in which Borrower conducts business, and has all requisite power and authority to carry on its business as now conducted, to enter into this Guaranty and to perform its obligations hereunder. This Guaranty has been duly authorized by all necessary action and when executed and delivered will be the legal and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms. The execution, delivery and performance of this Guaranty will not violate Guarantor’s organizational documents or any law, statute, ordinance, code, or governmental rule or regulation applicable to Guarantor, and will not violate or cause a default under, or permit acceleration of, any agreement to which Guarantor is a party or by which it or any of its properties or assets is bound.

     C. Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor which, if determined adversely to Guarantor, would have a material adverse effect on the condition of Guarantor or on the ability of Guarantor to perform its obligations under this Guaranty. Guarantor is not in violation of any law, statute, ordinance, code or governmental rule or regulation applicable to Guarantor where such violation could reasonably be expected to impose a material liability on Guarantor; no unsatisfied judgments have been entered against Guarantor; and no unsatisfied liens have been filed against Guarantor.
     D. Taxes. Guarantor has filed all federal, state and local tax returns required to be filed and, has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or its property (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on the books of Guarantor).
     Section 10. Remedies. All remedies afforded to Lender by this Guaranty are separate and cumulative remedies, and no one of such remedies, whether or not exercised by Lender, shall limit any of the other remedies available to Lender hereunder, under the Loan Documents, at law in equity by statute or otherwise, and shall in no way limit or prejudice any other remedy which Lender may have. Mere delay or failure to act shall not preclude the exercise or enforcement of any such rights and remedies available to Lender.
     Section 11. Bankruptcy of Borrower. The liabilities and obligations of Guarantor under this Guaranty shall not be impaired or affected by the institution by or against Borrower or any other person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors. Any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not dimmish, discharge or otherwise affect in any way the obligations of Guarantor under this Guaranty, and upon the institution of any of the above actions, such obligations shall be enforceable against Guarantor.
     Section 12. Costs and Expenses. Guarantor shall pay or reimburse Lender on demand for all out-of-pocket expenses (including in each case all fees and expenses of counsel) incurred by Lender arising out of or in connection with, the enforcement of this Guaranty against Guarantor or arising out of or in connection with any failure of Guarantor to perform fully and timely the obligations of Guarantor hereunder.
     Section 13. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.
     Section 14. Transfer of Assets. Guarantor agrees not to transfer any material portion of its assets without, fair and adequate consideration or as otherwise agreed to in writing by Lender.

     Section 15. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person, sent by United States certified mail, return receipt requested, postage prepaid, sent by overnight mail by a nationally recognized courier service or sent by fax (provided that a copy of such fax is also sent to such party on the same business day) by certified mail or by an overnight courier service to the party being given such notice at the appropriate address or fax number set forth on page 1 hereof, or to such other address or fax number as any party may give to the others in writing at least ten (10) days prior to the effective date of said change of address or fax number. Notices delivered in person shall be effective upon receipt; notices delivered by mail shall be effective three (3) business days after being deposited in the United States mail; notices delivered by overnight mail shall be effective on the business day following delivery to the courier, and notices sent by fax shall be effective on the business day of the transmission provided the transmitting party receives a fax machine confirmation of receipt and has mailed or sent a copy of the fax to the other party as provided above.
     Section 16. Guarantor Acknowledgements. Guarantor acknowledges that (a) Guarantor will benefit by and from the making of the Loan by Lender to Borrower; (b) Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to Lender in good faith in exchange for reasonably equivalent value; (c) Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (d) Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud Guarantor’s creditors; (e) Lender has agreed to make the Loan in reliance upon this Guaranty; (f) Guarantor’s independent counsel has advised Guarantor in the negotiation, execution and delivery of this Guaranty; (g) Lender has no fiduciary relationship to Guarantor, their relationship being solely that of debtor and creditor; (h) no joint venture exists between Guarantor and Lender; and (i) Guarantor has received a true and correct copy of each Loan Document.
     Section 17. Successors and Assigns. This Guaranty shall (a) remain in full force and effect until irrevocable payment and performance in full of the Obligations, and the expiration of the obligation, if any, of Lender to make advances to Borrower under the Loan Agreement, (b) be binding upon Guarantor and the heirs, representatives, successors and assigns of Guarantor, and (c) inure to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns.
     Section 18. GOVERNING LAW; JURISDICTION; VENUE. THIS GUARANTY, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS GUARANTY MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR

INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     Section 19. Severability. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto, shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.
     Section 20. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY COLLATERAL SECURING THE OBLIGATIONS, GUARANTOR AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
     Section 21 General. All representations and warranties contained in this Guaranty, or in any other agreement between Guarantor and Lender, shall survive the execution, delivery and performance of this Guaranty and the creation, payment and performance of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.
     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR; MEGAN ASSET MANAGEMENT, INC.
By:	/s/ Paul J. Maddock
Paul J. Maddock, President

SECURITY AGREEMENT
THIS SECURITY AGREEMENT made this 16th day of April 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Debtor”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
     Debtor hereby agrees as follows:
     1. Security Interest. Debtor constitutes the sole limited partner of BLANCHARD SENIORS APARTMENTS, BUNKIE SENIORS APARTMENTS, COTTONWOOD SENIORS APARTMENTS, LOCKPORT SENIORS APARTMENTS (AKA DONALDSONVILLE SENIORS) and MANY SENIORS APARTMENTS, each a Louisiana limited partnership (the “Partnerships”). Lender is a Minnesota limited liability company. In consideration of and as an inducement for an extension of credit by Lender to Debtor for the purpose of funding certain requirements of the Debtor, Debtor hereby gives Lender a continuing and unconditional security interest (the “Security Interest”) in Debtor’s interest as a limited partner in the Partnerships and in all additions, replacements, substitutions, increases and profits, and in all proceeds and products thereof in any form to which Debtor is entitled (collectively referred to herein as the “Collateral”). The Collateral shall include, without limitation, Debtor’s entitlement to, if any, all distributions of Cash Flow, distributions of proceeds resulting from a Refinancing, distributions of proceeds resulting from a Major Capital Event, liquidating distributions, distributions in kind, upon a default all profits and losses from the Partnership to Debtor, and all returns of capital, all as defined or described in, and in accordance with the provisions of (i) that certain Amended and Restated Agreement and Certificate of Limited Partnership of BLANCHARD SENIORS APARTMENTS, executed as of the 1st day of November, 1987 and filed in the Office of the Secretary of State of Louisiana on the 4th day of January, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of BLANCHARD SENIORS APARTMENTS, executed as of the 1st day of July, 1990, (ii) that certain Amended and Restated Agreement and Certificate of Limited Partnership of BUNKIE SENIORS APARTMENTS, executed as of the 1st day of November, 1987 and filed in the Office of the Secretary of State of Louisiana on the 4th day of January, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of BUNKIE SENIORS APARTMENTS, executed as of the 1st day of July, 1990, (iii) that certain Amended and Restated Agreement and Certificate of Limited Partnership of COTTONWOOD SENIORS APARTMENTS, executed as of the 1st day of August, 1988 and filed in the Office of the Secretary of State of Louisiana on the 13th day of December, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of COTTONWOOD SENIORS APARTMENTS, executed as of the 1st day of July, 1990, (iv) that certain Amended and Restated Agreement and Certificate of Limited Partnership of LOCKPORT SENIORS APARTMENTS, executed as of the 1st day of June, 1988 and filed in the Office of the Secretary of State of Louisiana on the 16th day of November, 1989 and that Amendment to the Amended, and Restated Agreement and Certificate of Limited Partnership of LOCKPORT SENIORS APARTMENTS, executed as of the lst day of July, 1990, and (v) that certain Amended and Restated Agreement and Certificate of Limited Partnership of MANY SENIORS APARTMENTS, executed as of the 1st day of August, 1988 and filed in the Office of the Secretary of State of Louisiana on the 24th day of February, 1989 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of MANY SENIORS APARTMENTS, executed as of the 1st day of July, 1990 (each as hereinbefore and hereinafter amended or restated).
     2. Indebtedness Secured. This Agreement and the Security Interests created hereby secure the payment of that certain Promissory Note of even date herewith executed and delivered by Debtor in favor of Lender, in the original principal amount of One Hundred Sixteen Thousand One Hundred Thirty and No/100 Dollars ($116,130 — the “Note” or sometimes herein the “Indebtedness”) and any further Promissory Notes executed and delivered by Debtor in favor of Lender in the amount of any additional advances under the Loan, if, as and when made.
     3. Warranties of Debtor. Debtor represents and warrants, and for so long as this Agreement continues in force, it shall be deemed continuously to represent and warrant, that: (i) each item constituting the Collateral is genuine and in all respects what it purports to be; (ii) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interests; and (iii) Debtor is authorized to enter into this Security Agreement under the Partnership Agreements, subject to the approval of the General Partner, which approval Debtor has obtained in writing.
     4. Covenants of Debtor. So long as this Agreement has not been terminated as provided hereinafter, Debtor covenants and agrees as follows:
          (a) Debtor will defend the Collateral against the claims of all other persons, including without limitation, setoffs, claims, counter-claims, and defenses against either Debtor or Lender; will keep the Collateral free from all security interests or other encumbrances, except this Security Interest; and will not assign, deliver, sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender, in its sole discretion.
          (b) Debtor will notify Lender promptly in writing of any change in Debtor’s address.
          (c) Debtor will not, without Lender’s written consent, in its sole discretion, make or agree to make any alteration, modification, or cancellation of, substitution for, or credit, adjustment or allowance on, any of the Collateral.
          (d) Debtor will execute and deliver to Lender such financing statements and other documents and take such other actions and provide such further reasonable assurances as Lender may deem advisable to perfect the Security Interests created by this Agreement.
          (e) Debtor will pay all taxes, assessments, and other charges of every nature which may be levied or assessed against the Collateral and will deliver to Lender, on demand, such reasonable certificates or other evidence satisfactory to Lender attesting thereto.
     5. Verification of Collateral. Lender shall have the right to verify the Collateral in any manner and through any medium which Lender may reasonably consider appropriate, and Debtor shall furnish such assistance and information and perform such acts as Lender may reasonably require in connection therewith.
     6. Default. At the option of Lender, the occurrence of any of the following events shall constitute an Event of Default under this Agreement following the failure to cure within thirty (30) days after written notice by Lender to Borrower:
          (a) Nonpayment when due, whether by acceleration or otherwise, after any applicable grace period, of the principal of or interest on any Indebtedness, time being of the essence.
          (b) Failure by Debtor to perform any obligations under this Agreement.
          (c) Acceptance by Debtor of any payment or distribution of income or assets from the Partnership in violation of Paragraph 7 (e) hereof.
          (d) The filing by or against Debtor, Guarantor, General Partner, or the Partnership of a petition in bankruptcy or for reorganization under any bankruptcy, reorganisation, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction.
          (e) The making of a general assignment by Debtor, Guarantor, General Partner, or the Partnership for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for Debtor, Guarantor, General Partner, or the Partnership or for any of their assets; or the institution, by or against Debtor, Guarantor, General Partner, or the Partnership of any kind of insolvency proceedings, or any proceeding for the dissolution or liquidation of the Partnership.
          (f) Any material falsity in any certificate, statement, representation, warranty, or audit at any time furnished by or on behalf of the Partnership, Debtor, or any endorser or guarantor or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement or otherwise, to Lender, including warranties in this Agreement, and any failure to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to Lender.
          (g) Any attachment or levy against the Collateral, or any other occurrence which inhibits Lender’s free access to the Collateral.
     7. Rights of Lender.
          (a) Lender may, at its option, declare all or any part of the Indebtedness to be immediately due upon giving thirty (30) days written notice to Debtor upon the occurrence of any Event of Default.
          (b) Upon the occurrence of any Event of Default, Lender’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law in effect from time to time.
          (c) Debtor agrees that any notice by Lender of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least fourteen (14) days before the action, to the Debtor’s address as above first written, or to any other address which Debtor has specified in writing to Lender as the address at which notices shall be given to Debtor.
          (d) Upon Debtor’s failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any such duties, and Debtor shall forthwith upon demand reimburse Lender for any expenses incurred by Lender in so doing. Debtor shall pay all costs and expenses incurred by Lender in enforcing this Agreement, realizing upon any Collateral, and collecting any Indebtedness whether or not suit is brought and whether incurred In connection with collection, trial, appeal, bankruptcy, post-judgment collection, or otherwise; and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full.
          (e) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive all income from the instruments constituting the Collateral to which Debtor may be entitled until this Agreement has been terminated, in accordance with the terms of the Note. Debtor will not demand or receive any income from the instruments constituting Collateral until the Indebtedness has been paid in full, and if Debtor receives any such income, Debtor will pay it to Lender within five (5) days of its receipt thereof without demand. Lender may apply the net cash receipts of such income to payment of any of the Indebtedness, but Lender shall account for and pay over to Debtor any income remaining after full payment of the Indebtedness.
          (f) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive any increase in any instruments constituting Collateral and any distribution upon the dissolution and liquidation of the Partnership, and to surrender such partnership interests or any part thereof in exchange therefor, and to hold the receipt from any such distribution or increase as part of the Collateral; provided, however, that Lender need not collect interest on or principal of any Collateral or give any notice of nonpayment with respect to such principal or interest. If Debtor receives any such increase, profits or distribution, Debtor will deliver such receipts promptly to Lender, to be held by Lender as provided in this paragraph.
          (g) Debtor agrees that in any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with RD regulations and compliance with such procedures as may restrict the number of prospective bidders and purchasers of any securities or other instruments, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official); and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. Debtor further agrees that any sales by Lender shall not be considered to be other than “public sales” within the meaning of Section 9-504 of the Uniform Commercial Code because such sales or solicitations are structured to comply with such limitations or restrictions, the intent of the parties being that any public sale be subject to such limitations and restrictions.
          (h) Upon the occurrence of any Event of Default, Lender may exercise any rights that Debtor has as a limited partner with respect to the Collateral.
          (i) THIS SECURITY AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT

PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“DEBTOR”
BAYFIELD LOW INCOME
HOUSING LIMITED PARTNERSHIP,
a Delaware limited partnership,
By: Megan Asset Management, Inc.,
General Partner

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT &
ACQUISITION, LLC, a Minnesota
limited liability company

By:

Print Name:

STATE OF NORTH DAKOTA	)
ss
COUNTY OF BURLEIGH	)
     On this the                      day of June, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires:

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the _____ day of June, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared                                          who is personally known to me to be or who produced                                          as identification evidencing he is the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the                                          of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)

NOTARY PUBLIC
My commission expires:

SUBSEQUENT LOAN AGREEMENT
THIS LOAN AGREEMENT, made this 19 day of September 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Borrower”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
WITNESSETH
     A. Borrower is the sole limited partner of COUSHATTA SENIORS APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, which owns a twenty-four (24) unit apartment complex, SOUTHERN APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, which owns a twenty-six (26) unit apartment complex, OAKDALE SENIOR APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, which owns a twenty-six (26) unit apartment complex, each a Louisiana limited partnership and JOAQUIN APARTMENTS, LTD. and PECANWOOD APARTMENTS III, LTD., each of which own a thirty-two (32) unit apartment complex and each of which are Texas limited partnership (the “Partnerships”) located in Coushatta, Iota and Oakdale, Louisiana and Joaquin and Whitehouse, Texas, respectively (the “Apartment Projects”) all for low to moderate income families. The Apartment Projects have each been financed through permanent mortgages from Rural Development Services (formerly the Farmers Home Administration), U.S. Department of Agriculture (“RD”) which mortgages had an approximate principal balance as of 12/31/2001 of $713,450, $585,471, $757,651, $740,941 and $701,164, respectively (the “RD Mortgages”) and HOME funds and AHP Grants. RD 2000 Development Company, LLC and Pine Belt Multi Purpose Community Action Agency Inc. are the sole general partners of COUSHATTA SENIORS APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM. RD 2000 Development Company, LLC and “Assist Agency” (a Self Sufficiency Improvement Support Team), Inc. are the sole general partners of SOUTHERN APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM. RD 2000 Development Company, LLC and Caleb Community Development Corporation are the sole general partners of OAKDALE SENIOR APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM. Calhoun Builders and RD 2000 Development Company, LLC are the sole general partners of JOAQUIN APARTMENTS, LTD. Calhoun Builders and RD 2000 Development Company, LLC are the sole general partners of PECANWOOD APARTMENTS III, LTD.
     B. The Lender and an affiliate of Borrower have entered into that certain Purchase Agreement dated September 19, 2003 (the “Purchase Agreement”) pursuant to which an affiliate of Lender has agreed to purchase a certain percentage of Borrower’s limited partnership interests in similar partnerships (the “Principal Transaction”). Capitalized terms used and not defined herein have the respective meanings as provided for in the Purchase Agreement. As part of the Principal Transaction, Lender has advanced up to $162,465 as a down payment on the purchase price (“Down Payment”). As the Down Payment will be fully refundable to Lender in the event the Principal Transaction does not close, Lender and Borrower have agreed to treat said Down Payment as a loan (“Loan”) and secure it’s repayment partially with a security interest in

Borrower’s limited partnership interests in certain Partnerships (“Borrower’s Partnership Interests”).
     C. Accordingly, pursuant to a loan commitment dated April 2, 2003 and Loan Agreement dated April 16, 2003, amended by that First Amendment to Loan Agreement dated as of July 1, 2003 (as amended the “Loan Agreement”), Dominium Guarantor loaned Seller $162,465 evidenced by two promissory notes, one dated April 16 and another dated July 18, 2003 (the “Promissory Notes”) and secured with a security interest in five of Borrower’s Operating Partnership Interests pursuant to a security agreement dated April 16, 2003 (the “Security Agreement”) to cover its operating cash flow needs in consideration of Borrower’s agreement not to sell further interests in its Operating Partnerships prior to July 31, 2003.
     D. In further consideration of Borrower’s agreement not to sell additional interests in its 123 Operating Partnerships prior to the Closing contemplate by the execution of the Purchase Agreement, Lender hereby agrees to make further loans to Borrower in the following amounts: $120,000 on the execution of this Subsequent Loan Agreement and $60,000 on the tenth (10th) day of each of October and November, 2003, with time being of the essence (each a Subsequent Loan and collectively “Subsequent Loans”). Each Subsequent Loan shall be evidenced by a promissory note in the form of the Promissory Note and secured by an interest in one or more of Borrower’s Operating Partnership interests, pursuant to a security agreement in the form of the Security Agreement. The security for the First Subsequent Loan in the amount of $120,000 shall be secured by a pledge of the Borrower’s interest in the Partnerships. The Borrowers shall secure each additional installment of a Subsequent Loan with an interest in one or more Borrower’s Operating Partnership Interests with a value equal to the principal amount of such installment as determined by the purchase price attributable to such Operating Partnerships’ purchase price as set forth on Exhibit A to the Purchase Agreement.
     E. To evidence, and upon the funding of, each Subsequent Loan, Borrower will execute and deliver to Lender a Promissory Note, in the principal amount of $120,000, $60,000 and $60,000, respectively (each a “Subsequent Loan Note”) to represent each such Subsequent Loan.
     F. To secure each Subsequent Loan, Borrower will execute and deliver to Lender a Security Agreement, granting to Lender a security interest in the Borrower’s Partnership Interests in the Partnerships of a value equal to the amount of each Subsequent Loan as determined by the purchase price attributed to such Operating Partnership Interests on Exhibit A to the Proposed Purchase Agreement (the “Subsequent Loan Security Agreement”).
     NOW, THEREFORE, in consideration of the mutual agreements, covenants, and promises herein contained and for other good and value consideration, receipt of which is hereby acknowledged each party to the other, Borrower and Lender agree as follows:
     1. Representations and Warranties of Borrower. Borrower represents and warrants to Lender as follows:
          (a) There are no actions, suits or proceedings pending involving the Borrower, or to the best knowledge of Borrower, threatened against or affecting Borrower, the Apartment Projects, the Partnerships, the Partnership Interests, or the validity or enforceability of this Agreement, the Subsequent Loan Note, the Subsequent Loan Security Agreement, the Subsequent Loan Guaranty or the priority thereof, at law or in equity, or before or by any governmental authority. To Borrower’s knowledge, it is not in default with respect to any order, writ, injunction, decree, or demand of any court.
          (b) Borrower has no knowledge that the consummation of the transaction hereby contemplated and the performance of this Agreement, the Subsequent Loan Note, the Subsequent Loan Security Agreement or the Subsequent Loan Guaranty by the Guarantor will result in any breach of, or constitute a default under, any deed to secure debt, mortgage, deed of trust, indenture, security agreement, lease, bank loan or credit agreement, corporate charter, bylaws, partnership agreement, covenants or use restrictions applicable to the Apartment Projects, the Partnership Interests, or other instruments to which the Partnership is a party or by which the Apartment Projects may be bound or affected, specifically including (but not limited to) the RD Mortgages, except that Borrower was required to and will obtain the written approval of the General Partner of the Partnerships to the Subsequent Loan Security Agreement pursuant to the Partnership Agreements.
          (c) There are no liens against the Borrower’s Partnership Interests and the Lender will have a first priority lien interest in Borrower’s Partnership Interests.
     2. Covenants and Agreements of Borrower. Borrower covenants and agrees with Lender as follows:
          (a) Borrower acknowledges and agrees that Lender will disburse the advances to be made hereunder to the Borrower to be used solely for the Borrower’s purposes.
          (b) Borrower will not convey or encumber, or cause or permit the Borrower’s Partnership Interests in the Partnerships to be conveyed or encumbered further in any way without the prior written consent of Lender, in its sole discretion.
     3. Disbursement of the Loan. Upon the execution of this Agreement, Lender will make the first Subsequent Loan in the amount of $120,000 to the Borrower. Borrower will execute a promissory note for the amount of each such Subsequent Loan.
     4. Payment. In accordance with the provisions of each Subsequent Loan Note, each Subsequent Loan term shall mature and principal and accrued interest shall be payable as follows: (i) if the Closing on the Principal Transaction occurs, the Down Payment and the Subsequent Loans, including interest thereon, shall be credited against the Purchase Price for the Partnership Interests subject to the Closing in the manner provided for in Section 1.2 and Article 5 of the Purchase Agreement. If the Buyer fails to give Seller Buyer’s Approval Notice or if Buyer terminates the Purchase Agreement as provided in Article 7.5 thereof, principal plus accrued interest on the Subsequent Loans subject to the provisions below of this paragraph 4 shall be payable in full on December 31, 2004.
     At Lender’s sole option which it must elect on or before April 12, 2004, if it does not proceed with the Principal Transaction, it may elect to take in full payment for the balance of principal and interest of any Subsequent Loan then outstanding (the “Outstanding Balance”) the

Borrower’s Partnership Interests provided as security for the Subsequent Loan equal in value to the then Outstanding Balance.
     5. Events of Default. At the option of Lender, the occurrence of any one of the following events shall constitute an Event of Default under this Agreement:
          (a) Borrower fails to make any payment due under the Subsequent Loan Notes within thirty (30) days after the date such payment becomes due.
          (b) Borrower fails to comply with any covenant, condition, or agreement, other than the failure to make any payment when due, under this Agreement, the Subsequent Loan Notes, the Subsequent Loan Security Agreement or the Subsequent Loan Guaranty and to cure such default after receipt of thirty (30) days prior written notice from Lender.
          (c) Either the Borrower, Guarantor, the General Partner, or the Partnership makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or trustee for it or any substantial part of its property, commences any proceeding relating to Borrower, Guarantor, the General Partner, the Partnership, or the Apartment Project under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower, Guarantor, the General Partner, or the Partnership any such act or proceeding which remains undismissed for a period of sixty (60) days, or either Borrower, Guarantor, the General Partner, or the Partnership by any act indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or trustee for it or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days.
     6. Remedies. I. Upon the occurrence of an Event of Default in connection with subsections 2(b), 5 (a) or 5(c) with respect to Borrower or Guarantor, above, Lender may, at its option, do all or any of the following;
          (a) Declare all sums evidenced by the Subsequent Loan Notes to be immediately due and payable.
          (b) Pursue all remedies granted under the Subsequent Loan Notes, the Subsequent Loan Guaranty or the Subsequent Loan Security Agreement or any combination thereof for default, and the remedies granted under all laws and statutes. All such remedies are deemed cumulative and may be exercised concurrently. The failure to exercise any remedy shall not constitute a waiver thereof, nor shall use of any remedy prevent the subsequent or concurrent resort to the same or any other remedy.
          (c) In lieu of the remedies provided in subsection “(b)” hereof, elect to take in full payment for each Subsequent Loan the limited partner interest, in its sole discretion, that are Collateral for such Subsequent Loan.
               II. Upon the occurrence of an Event of Default, except in connection with subsections 2(b), 5(a) or 5(c) with respect to Borrower or Guarantor, above, Lender shall substitute one or more Apartment Complexes in Borrower’s portfolio, other than one of those few indicated as “SOLD” on the spreadsheets previously provided to Lender, of equal size and value for any of the Apartment Complexes with respect to which an event of Default has occurred.
     7. Borrower will not sell any further interests in its Operating Partnerships (other than completing those few indicated as “SOLD” on Exhibit A (i) as long as the Subsequent Loans are being funded as provided herein or, (ii) prior to Buyer’s failure to give Seller Buyer’s Approval Notice or prior to Buyer’s terminating the Purchase Agreement as provided in Article 7.5 thereof, unless a closing on the Principal Transaction has taken place by then, in which event the terms and conditions of the Principal Transaction as closed shall govern the sales of any further interests in Borrower’s Operating Partnerships.
     8. Termination. This Agreement shall terminate upon satisfaction in full of the indebtedness evidenced by each Subsequent Loan Note.
     9. Miscellaneous.
          (a) All notices, requests or other communications required hereunder must be in writing and must be mailed by registered or certified mail, return receipt requested, or delivered to the parties in person, at the addresses first above written. Each party may change its address by notifying the other party in the manner set forth above. All such notices, requests or other communications shall be effective when deposited in the mails or delivered in person as aforesaid.
          (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors, and permitted assigns.
          (c) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation, and neither party has relied upon any statements made by any person that are not set forth herein; accordingly, this Agreement shall not be construed more strictly against either party. This Agreement may not be modified, amended, or cancelled, nor shall any provision thereof be waived, except in a writing signed by Borrower and Lender.
          (d) The section headings of this Agreement are for reference and are not part of or a guide to the interpretation of this Agreement. Any singular word or term herein shall be read as in the plural whenever the sense of this Agreement may require it.
          (e) This Agreement may be executed in one or more counterparts, each of which shall constitute a complete agreement and all of which taken together shall constitute a single agreement.
THIS LOAN AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS LOAN AGREEMENT MAY BE ENFORCED IN ANY UNITED

STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS LOAN AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN CONTEMPLATED HEREIN, LENDER AND BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH SAID LOAN, EXCEPT THE WITH RESPECT TO THE PRINCIPAL TRANSACTION, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
[“THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK”.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“BORROWER;”
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership,
By: Megan Asset Management, Inc., General Partner

By:	/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company

By:	/s/ Paul R. Sween

Paul R. Sween, Vice President

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the 19th day of September, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North, Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

LISA RENAE GUETTER	/s/ Lisa Renae Guetter

NOTARY PUBLIC-MINNES0TA	NOTARY PUBLIC
My commission expires Jan. 31, 2005	My commission expires: 1/31/2005

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the 19th day of September, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul R. Sween, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Vice President of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

LISA RENAE GUETTER	/s/ Lisa Renae Guetter

NOTARY PUBLIC-MINNES0TA	NOTARY PUBLIC
My commission expires Jan. 31, 2005	My commission expires: 1/31/2005

PROMISSORY NOTE

$116,130	April 16, 2003
Bismarck,
North Dakota
     FOR VALUE RECEIVED, the undersigned BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (referred to herein as “Maker”), promises to pay to the order of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company (referred to herein as “Payee”), at 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of ONE HUNDRED SIXTEEN THOUSAND ONE HUNDRED THIRTY AND No/100 DOLLARS ($116,130), together with interest thereon at the rate of Five Percent (5%) per annum.
     Payments of principal and accrued interest shall be payable on the first to occur of (i) the Closing on the Principal Transaction as defined in the Loan Agreement of even date herewith made by Maker in favor of Payee (the “Loan Agreement”) or (ii) 360 days from the date hereof (the “Maturity Date”).
     This Note is made pursuant to the Loan Agreement. This Note is secured by the Security Agreement of even date herewith made by Maker in favor of Payee, and encumbering the limited partnership interests of Maker in the Partnerships as defined in the Loan Agreement (the “Security Agreement”). This Note is entitled to the protection of the Loan Agreement, the Security Agreement and the Guaranty, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Loan Agreement or the Security Agreement shall constitute a default hereunder.
     The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty, provided that any prepayments shall, be applied first against accrued and unpaid interest, if any, and second to principal. Prepayment in part shall not affect or postpone Maker’s duty to pay all obligations when due.
     Payee shall have the right to declare the total unpaid principal balance, together with all accrued interest, to be due and payable forthwith upon the failure of Maker to pay any payment due hereunder within thirty (30) days after the date when such payment shall become due; or upon the sale or other conveyance or encumbrance by Maker of the Apartment Projects as defined in the Loan Agreement or any part hereof, or after thirty (30) days prior written notice of any default under the terms of the Loan Agreement, the Security Agreement, the Guaranty or any other document or instrument executed in connection with or securing this Note, Failure by Payee to exercise this right with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach and maker expressly waives notice of Payee’s exercise of this right.
     Time is of the essence of this Note. Maker covenants and agrees to pay all the costs and fees (whether incurred in post-judgment collection, or in any successful dispute resolution proceeding expended by Payee in the collection hereof, or in the event of any default on the part of Maker or Guarantor in the making of any payments, or in the performance of any of the agreements, conditions, or covenants of this Note, the Loan Agreement, the Guaranty, or the Security Agreement, or in securing this Note or sustaining or defending the priority of any collateral against all persons., including but not limited to the exercise of the power of eminent domain or other governmental power of any kind. Nothing contained in this paragraph shall be construed as requiring Payee to advance or spend money for any of the purposes mentioned in this paragraph,
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of Minnesota, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note, This provision shall control every other provision of all agreements between Maker and Payee.
THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE LOAN EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH SAID LOAN, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.

“MAKER”
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership., By: Megan Asset Management, Inc., General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

Whose address is:
1424 W. Century Avenue, #102
Bismarck, ND 58503

2

PROMISSORY NOTE

$46,335	July 18, 2003
Bismarck,
North Dakota
     FOR VALUE RECEIVED, the undersigned BAYFIELD LOW .INCOME HOUSING LIMITED PARTNERSHIP (referred to herein as “Maker”), promises to pay to the order of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company (referred, to herein as “Payee”), at 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of FORTY-SIX THOUSAND THREE HUNDRED THIRTY-FIVE AND No/100 DOLLARS ($46,335), together with interest thereon at the rate of Five Percent (5%) per annum.
     Payments of principal and accrued interest shall be payable on the first to occur of (i) the Closing on the Principal Transaction as defined in the Loan Agreement of even date herewith made by Maker in favor of Payee (the “Loan Agreement”) or (ii) April 12, 2004 (the “Maturity Date’’).
     This Note is made pursuant to the Loan Agreement. This Note is secured by the Security Agreement dated April 16, 2003 made by Maker in favor of Payee, and encumbering the limited partnership interests of Maker in the Partnerships as defined in the Loan Agreement (the “Security Agreement”). This Note is entitled to the protection of the Loan Agreement, the Security Agreement and the Guaranty, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Loan Agreement or the Security Agreement shall constitute a default hereunder.
     The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty, provided that any prepayments shall be applied first against accrued and unpaid interest, if any, and second to principal. Prepayment in part shall not affect or postpone Maker’s duty to pay all obligations when due.
     Payee shall have the right to declare the total, unpaid principal balance, together with all accrued interest, to be due and payable forthwith upon the failure of Maker to pay any payment due hereunder within, thirty (30) days after the date when such payment shall become due; or upon the sale or other conveyance or encumbrance by Maker of the Apartment Projects as defined in the Loan Agreement or any part hereof; or after thirty (30) days prior written notice of any default under the terms of the Loan Agreement, the Security Agreement, the Guaranty or any other document or instrument executed in connection with or securing this Note. Failure by Payee to exercise this right with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach and maker expressly waives notice of Payee’s exercise of this right.
     Time is of the essence of this Note. Maker covenants and agrees to pay all the costs and fees (whether incurred in post-judgment collection, or in any successful dispute resolution proceeding expended by Payee in the collection hereof, or in the event of any default on the part of Maker or Guarantor in the making of any payments, or in the performance of any of the agreements, conditions, or covenants of this Mote, the Loan Agreement, the Guaranty, or the Security Agreement, or in, securing this Note or sustaining or defending the priority of any collateral against all persons, including but not limited to the exercise of the power of eminent domain or other governmental power of any kind. Nothing contained in this paragraph shall be construed, as requiring Payee to advance or spend money for any of the purposes mentioned in this paragraph.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of Minnesota, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.
THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE LOAN EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH SAID LOAN, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.

“MAKER”
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, By: Megan Asset Management, Inc., General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

Whose address is:
1424 W. Century Avenue, #102
Bismarck, ND 58503

2

SUBSEQUENT LOAN SECURITY AGREEMENT
THIS SECURITY AGREEMENT made this 18th day of September, 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Debtor”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an. office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
     Debtor hereby agrees as follows:
     1. Security Interest. Debtor constitutes the sole limited partner of COUSHATTA SENIORS APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, SOUTHERN APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, OAKDALE SENIOR APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, each a Louisiana limited partnership, and JOAQUIN APARTMENTS, LTD. and PECANWOOD APARTMENTS III, LTD., each a Texas limited partnership (the “Partnerships”). Lender is a Minnesota limited liability company, In consideration of and as an inducement for an extension of credit by Lender to Debtor for the purpose of funding certain requirements of the Debtor, Debtor hereby gives Lender a continuing and unconditional security interest (the “Security Interest”) in Debtor’s interest as a limited partner in the Partnerships and in all additions, replacements, substitutions, increases and profits, and in all proceeds and products thereof in any form to which Debtor is entitled (collectively referred to herein as the “Collateral”). The Collateral shall include, without limitation, Debtor’s entitlement to, if any, all distributions of Cash Flow, distributions of proceeds resulting from a Refinancing, distributions of proceeds resulting from a Major Capital Event, liquidating distributions, distributions in kind, upon a default all profits and losses from the Partnership to Debtor, and all returns of capital, all as defined or described in, and in accordance with the provisions of (i) that certain Amended and Restated Agreement and Certificate of Limited Partnership of COUSHATTA SENIORS APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, executed as of the 1st day of August, 1988 and filed said amended agreement in the Office of the Secretary of State of Louisiana on the 13th day of December, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of COUSHATTA SENIORS APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, executed as of the 1st day of July, 1990, (ii) that certain Amended and Restated Agreement and Certificate of Limited Partnership of SOUTHERN APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM executed as of the, 1st day of November, 1987 and filed said amended agreement in the Office of the Secretary of State of Louisiana on the 4th day of January, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of SOUTHERN APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, executed as of the 1st day of July, 1990, (iii) that certain Amended and Restated Agreement and Certificate of Limited Partnership of OAKDALE SENIOR APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, executed as of the 1st day of November, 1987 and filed in the Office of the Secretary of State of Louisiana on the 4th day of January, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of OAKDALE SENIOR APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, executed as of the 1st day of July, 1990, (iv) that certain Amended and Restated Agreement and Certificate of Limited Partnership of JOAQUIN APARTMENTS, LTD., executed as of the 1st day of June, 1988 and filed said amended agreement in, the Office of the Secretary of State of Texas on the 11th day of November, 1988 and that Amendment to the Amended and Restated

Agreement and Certificate of Limited Partnership of JOAQUIN APARTMENTS, LTD., executed as of the 1st day of July, 1990, and (v) that certain Amended and Restated Agreement and Certificate of Limited Partnership of PECANWOOD APARTMENTS III, LTD., executed as of the 1st day of June, 1988 and filed in the Office of the Secretary of State of Louisiana on the 16th day of December, 1988 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of PECANWOOD APARTMENTS III, LTD., executed as of the 1st day of July, 1990 (each as hereinbefore and hereinafter amended or restated),
     2. Indebtedness Secured. This Agreement and the Security Interests created hereby secure the payment of that certain First Subsequent Loan Note of even date herewith executed and delivered by Debtor in favor of Lender, in the original principal amount of One Hundred Twenty Thousand and No/100 Dollars ($120,000 — the “Note” or sometimes herein the “Indebtedness”).
     3. Warranties of Debtor. Debtor represents and warrants, and for so long as this Agreement continues in force, it shall, be deemed continuously to represent and warrant, that: (i) each, item constituting the Collateral is genuine and in all respects what it purports to be; (ii) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interests; and (iii) Debtor is authorized to enter into this Security Agreement under the Partnership Agreements, subject to the approval of the General Partner, which approval Debtor has obtained in writing.
     4. Covenants of Debtor. So long as this Agreement has not been terminated as provided hereinafter, Debtor covenants and agrees as follows:
          (a) Debtor will defend the Collateral against the claims of all other persons, including without limitation, setoffs, claims, counter-claims, and defenses against either Debtor or Lender; will keep the Collateral free from all security interests or other encumbrances, except this Security Interest; and will not assign, deliver, sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein without the prior written, consent of Lender, in its sole discretion.
          (b) Debtor will notify Lender promptly in writing of any change in Debtor’s address.
          (c) Debtor will not, without Lender’s written consent, in its sole discretion, make or agree to make any alteration, modification, or cancellation of, substitution for, or credit, adjustment or allowance on, any of the Collateral.
          (d) Debtor will execute and deliver to Lender such financing statements and other documents and take such other actions and provide such further reasonable assurances as Lender may deem advisable to perfect the Security Interests created by this Agreement.
          (e) Debtor will pay all taxes, assessments, and other charges of every nature which may be levied or assessed against the Collateral and will deliver to Lender, on demand, such reasonable certificates or other evidence satisfactory to Lender attesting thereto.
     5. Verification of Collateral. Lender shall have the right to verify the Collateral in any manner and through any medium which Lender may reasonably consider appropriate, and Debtor shall furnish such assistance and information, and perform such acts as Lender may reasonably require in connection therewith.
     6. Default. At the option of Lender, the occurrence of any of the following events shall constitute an, Event of Default under this Agreement following the failure to cure within thirty (30) days after written notice by Lender to Borrower:
          (a) Nonpayment when due, whether by acceleration or otherwise, after any applicable grace period, of the principal of or interest on any Indebtedness, time being of the essence, and other Subsequent Loan Note, or either of the Promissory Notes,
          (b) Failure by Debtor to perform any obligations under this Agreement.
          (c) Acceptance by Debtor of any payment or distribution of income or assets from the Partnership in violation of Paragraph 7 (e) hereof.
          (d) The filing by or against Debtor, Guarantor, General Partner, or the Partnership of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction.
          (e) The making of a general assignment by Debtor, Guarantor, General Partner, or the Partnership for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for Debtor, Guarantor, General Partner, or the Partnership or for any of their assets; or the institution by or against Debtor, Guarantor, General Partner, or the Partnership of any kind of insolvency proceedings, or any proceeding for the dissolution or liquidation of the Partnership,
          (f) Any material falsity in any certificate, statement, representation, warranty, or audit at any time furnished by or on behalf of the Partnership, Debtor, or any endorser or guarantor or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement or otherwise, to Lender, including warranties in this Agreement, and any failure to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to Lender.
          (g) Any attachment or levy against the Collateral, or any other occurrence which inhibits Lender’s free access to the Collateral.
          (h) Any default by Debtor under the Subsequent Loan. Agreement, any of the Subsequent Loan Notes, any other Subsequent Loan Security Agreement, the Loan Agreement, or either of the Promissory Notes, any default by the Guarantor under the Subsequent Loan Guaranty or the Guaranty,
     7. Rights of Lender.
          (a) Lender may, at its option, declare all or any part of the Indebtedness, any other Subsequent Loan Note, or the Promissory Notes to be immediately due upon giving thirty (30) days written notice to Debtor upon the occurrence of any Event of Default.
          (b) Upon the occurrence of any Event of Default, Lender’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law in effect from time to time.
          (c) Debtor agrees that any notice by Lender of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least fourteen (14) days before the action, to the Debtor’s address as above first written, or to any other address which Debtor has specified in writing to Lender as the address at which notices shall be given to Debtor.
          (d) Upon Debtor’s failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any such duties, and Debtor shall forthwith upon demand reimburse Lender for any expenses incurred by Lender in so doing. Debtor shall pay all costs and expenses incurred by Lender in enforcing this Agreement, realizing upon any Collateral, and collecting any Indebtedness whether or not suit is brought and whether incurred in connection with collection, trial, appeal, bankruptcy, post-judgment collection, or otherwise; and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full.
          (e) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive all income from the instruments constituting the Collateral to which Debtor may be entitled until this Agreement has been terminated, in accordance with the terms of each Subsequent Loan Note. Debtor will not demand or receive any income from the instruments constituting Collateral until the Indebtedness has been paid in full, and if Debtor receives any such income, Debtor will pay it to Lender within five (5) days of its receipt thereof without demand. Lender may apply the net cash receipts of such income to payment of any of the Indebtedness, but Lender shall account for and pay over to Debtor any income remaining after full payment of the Indebtedness,
          (f) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive any increase in any instruments constituting Collateral and any distribution upon the dissolution and liquidation of the Partnership, and to surrender such partnership interests or any part thereof in exchange therefor, and to hold the receipt from any such distribution or increase as part of the Collateral; provided, however, that Lender need not collect interest on or principal of any Collateral or give any notice of nonpayment with respect to such principal or interest. If Debtor receives any such increase, profits or distribution, Debtor will deliver such receipts promptly to Lender, to be held by Lender as provided in this paragraph.
          (g) Debtor agrees that in any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with RD regulations and compliance with such procedures as may restrict the number of prospective bidders and purchasers of any securities or other instruments, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official); and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. Debtor further agrees that any sales by Lender shall not be considered to be other than “public sales” within the meaning of Section 9-504 of the Uniform Commercial Code because such sales or solicitations arc structured to comply with such limitations or restrictions, the intent of the parties being that any public sale be subject to such limitations and restrictions,
          (h) Upon the occurrence of any Event of Default, Lender may exercise any rights that Debtor has as a limited partner with respect to the Collateral.

          (i) THIS SECURITY AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF- AT THE OPTION OF LENDER, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“DEBTOR”
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, By: Megan Asset Management, Inc., General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company

By:	/s/ Paul R. Sween

Paul R. Sween., Vice President

STATE OF MINNESOTA	)
ss
COUNTY OF HENNEPIN	)
     On this the 19th day of September, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed, and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal, the day and year first above written.

(SEAL)
LISA RENAE GUETTER	/s/ Lisa Renae Guetter

NOTARY PUBLIC-MINNESOTA	NOTARY PUBLIC
My Commission Expires Jan 31, 2005	My commission expires: 1/31/2005

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the 19th day of September, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul R. Sween, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Vice President of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed ray seal the day and year first above written.

(SEAL)
LISA RENAE GUETTER	/s/ Lisa Renae Guetter

NOTARY PUBLIC-MINNESOTA	NOTARY PUBLIC
Commission Expires Jan 31, 2005	My commission expires: 1/31/2005

FIRST AMENDMENT
TO
LOAN AGREEMENT
THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), made as of July 1, 2003 between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D., 58503 (referred to herein as “Borrower”) and DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
WITNESSETH
     A. Lender provided to Borrower, and Borrower accepted, a loan commitment dated April 2, 2003 regarding the Lender’s willingness to loan funds to Borrower (the “Loan”) upon the general terms and conditions set forth in the loan, commitment (the “Commitment”).
     B. Borrower and Lender entered into the Loan Agreement dated April 16, 2003 regarding the Loan (the “Loan Agreement”).
     C. The Loan Agreement did not contain one of the terms that the Commitment contained regarding the Lender’s having the option to accept all or part of the collateral provided as security for the Loan in full payment of the Loan, which Borrower and Lender intended to include in the Loan Agreement.
     D. Borrower and Lender desire to amend the Loan Agreement to include the omitted term.
     E. In conjunction with the parties’ entering into this Amendment, Lender also will be advancing to Borrower the second installment of the Loan.
     NOW, THEREFORE, in consideration of the mutual agreements, covenants, and promises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged by each party to the other, Borrower and Lender agree as follows:
     1. Section 6.II. of the Loan Agreement is amended by deleting the word “approximate.”
     2. Section 9 of the Loan Agreement is amended by adding to the end thereof the following new subsection 9(g):
     (g) At Lender’s sole option, if it does not proceed with the Principal Transaction, it may elect to take in full payment for the balance of principal and interest of the Loan then outstanding (the “Outstanding Balance”) such of the Borrower’s Partnership

Interests provided as security for the Loan equal in value to the then Outstanding Balance.
     3. The remaining provisions of the Loan Agreement are unchanged by this Amendment and remain in full force and effect.
     IN WITNESS WHEREOF, the parties have signed this Amendment effective as of the above-stated date.

“BORROWER”

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership,

By: Megan Asset Management, Inc., its General Partner

By:	/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER”

DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company

By:

Name:

Title:

FIRST AMENDMENT TO SUBSEQUENT LOAN AGREEMENT
THE SUBSEQUENT LOAN AGREEMENT made the 19th day of September 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Borrower”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”) is hereby amended to add the following additional collateral.
WITNESSETH
     A. Borrower is the sole limited partner of OAKWOOD APARTMENTS, LTD., which owns a twenty-four (24) unit apartment complex and PERRY APARTMENTS, L.P,, which owns an eight (8) unit apartment complex, each a Missouri limited partnership (the “Missouri Partnerships”) located in Hannibal and Perry, Missouri, respectively (the “Missouri Apartment Projects”) all for low to moderate income families. The Missouri Apartment Projects have each been financed through permanent mortgages from Rural Development Services (formerly the Farmers Home Administration), U.S. Department of Agriculture (“RD”) which mortgages had an approximate principal balance as of 12/31/2001 of $576,203 and $182,500, respectively (the “RD Mortgages”). J.V. Norton, Murray L. Childers, The J. William Holliday Revocable Trust and Stephen G. Owsley are the sole general partners of the Missouri Partnerships.
     B. In further consideration of Borrower’s agreement not to sell additional interests in its 123 Operating Partnerships prior to the Closing contemplate by the Purchase Agreement, Lender on September 25, 2003 made a further loan to Borrower in the amount of $120,000 and pursuant to the Subsequent Loan Agreement, Lender agreed to make further $60,000 loans to Borrower on the tenth (10th) day of each of October and November, 2003. The Missouri Partnerships are being provided as additional Collateral to further secure the $60,000 loan to be made in October, 2003 (the “October Subsequent Loan”). The October Subsequent Loan is evidenced by a promissory note in the form of the Promissory Note and, in addition to the Missouri Partnerships, is secured by an interest in one or more of Borrower’s Operating Partnership interests pursuant to a security agreement in the form of the Security Agreement.
     C. To evidence, and upon the funding of, the October Subsequent Loan, Borrower will execute and deliver to Lender a Promissory Note, in the principal amount of $60,000 (the “October Subsequent Loan Note”) to represent the October Subsequent Loan.
     D. To secure the October Subsequent Loan, Borrower will execute and deliver to Lender a further Security Agreement, granting to Lender a security interest in the Borrower’s Partnership Interests in the Missorui Partnerships (the “Second Subsequent Loan Security Agreement”).

     E. Except as modified hereby, the remaining provisions of the Subsequent Loan Agreement are unchanged by this Amendment and remain in full force and effect.
     F. This Agreement may be executed in one or more counterparts, each of which shall constitute a complete agreement and all of which taken together shall constitute a single agreement.
THIS LOAN AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS LOAN AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS LOAN AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN CONTEMPLATED HEREIN, LENDER AND BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH SAID LOAN, EXCEPT THE WITH RESPECT TO THE PRINCIPAL TRANSACTION, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
[ THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“BORROWER:”
BATFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership,
By: Megan Asset Management, Inc., General Partner

By:	/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company

By:

Paul R. Sween, Vice President

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the 17th day of October, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)
SANDRA LEVORSEN	/s/ Sandra Levorsen
SANDRA LEVERSON	/s/ Sandra Levorsen

Notary public	NOTARY PUBLIC
State of North Dakota	My commission expires:
My Commission Expires Mar 23, 2009

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
On this the                      day of October, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul R. Sween, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Vice President of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires:

SECOND AMENDMENT TO SUBSEQUENT LOAN AGREEMENT
THE SUBSEQUENT LOAN AGREEMENT, made the 19th day of September 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Borrower”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”) as amended by that First Amendment to Subsequent Loan Agreement dated the 17th day of October, 2003 is hereby further amended to add the following additional collateral.
WITNESSETH
     A. Borrower is the sole limited partner of AFM RRH, LTD, a Florida limited partnership, which owns a thirty-six (36) unit apartment complex located in Anthony, Florida and ANDERSON COUNTRY ESTATES, L.P., a Missouri limited partnership, which owns a twenty-four (24) unit apartment complex, located in Palmyra, Missouri (the “Second Amendment Partnerships”) all for low to moderate income families (the “Second Amendment Apartment Projects”). The Second Amendment Apartment Projects have each been financed through permanent mortgages from Rural Development Services (formerly the Farmers Home Administration), U.S. Department of Agriculture (“RD”) which mortgages had an approximate principal balance as of 12/31/2001 of $1,078,799 and $579,390, respectively (the “RD Mortgages”). AFM ONE, INC. and J.V. Norton, Murray L. Childers, The J. William Holliday Revocable Trust and Stephen G. Owsley are the sole general partners of the Second Amendment Partnerships, respectively.
     B. In further consideration of Borrower’s agreement not to sell additional interests in its 123 Operating Partnerships prior to the Closing contemplate by the Purchase Agreement, Lender made further loans to Borrower in the amounts of $120,000 and $60,000 to Borrower on or about September 25, 2003 and October 23, 2003 and, pursuant to the Subsequent Loan Agreement, Lender agreed to make a further $60,000 loan to Borrower on the tenth (10th) day of November, 2003. The Second Amendment Partnerships are being provided as additional Collateral to further secure the $60,000 loan to be made in November, 2003 (the “Third Subsequent Loan”). The Third Subsequent Loan is evidenced by a promissory note in the form of the Promissory Note and, in addition to the Second Amendment Partnerships, is secured by an interest in one or more of Borrower’s Operating Partnership interests pursuant to a security agreement in the form of the Security Agreement and the First Subsequent Loan Security Agreement.
     C. To evidence, and upon the funding of, the Third Subsequent Loan, Borrower will execute and deliver to Lender a Promissory Note, in the principal amount of $60,000 (the “Third Subsequent Loan Note”) to represent the Third Subsequent Loan.
     D. To secure the Third Subsequent Loan, Borrower will execute and deliver to

Lender a further Security Agreement, granting to Lender a security interest in the Borrower’s Partnership Interests in the Second Amendment Partnerships (the “Third Subsequent Loan Security Agreement”).
     E. Except as modified hereby, the remaining provisions of the Subsequent Loan Agreement, as amended, are unchanged by this Amendment and remain in full force and effect.
     F. This Agreement may be executed in one or more counterparts, each of which shall constitute a complete agreement and all of which taken together shall constitute a single agreement.
THIS LOAN AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS LOAN AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS LOAN AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN CONTEMPLATED HEREIN, LENDER AND BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH SAID LOAN, EXCEPT THE WITH RESPECT TO THE PRINCIPAL TRANSACTION, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.
[THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“BORROWER:”
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership,
By: Megan Asset Management, Inc., General Partner

By:	/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company

By:

Paul R. Sween, Vice President

STATE OF NORTH DAKOTA	)
ss:
COUNTY OF BURLEIGH	)
     On this the 10 day of November, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Jessica L. Bashus

(SEAL)	NOTARY PUBLIC
JESSICA L. BASHUS Notary Public, State of North Dakota My commission Expires February 18, 2009 STATE OF NORTH DAKOTA NOTARY PUBLIC SEAL	My commission expires: Feb. 18, 2009

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the                      day of November, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul R. Sween, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Vice President of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires;

SECOND SUBSEQUENT LOAN PROMISSORY NOTE

$60,000	October 17, 2003 Bismarck, North Dakota
     FOR VALUE RECEIVED, the undersigned BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (referred to herein as “Maker”), promises to pay to the order of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company (referred to herein as “Payee”), at 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of SIXTY THOUSAND AND No/100 DOLLARS ($60,000), together with interest thereon at the rate of Five Percent (5%) per annum.
     Payments of principal and accrued interest shall be payable on the first to occur of (i) the Closing on the Principal Transaction as defined in the Subsequent Loan Agreement dated the 19th day of September, 2003, as amended, made by Maker in favor of Payee (the “Subsequent Loan Agreement”) and then to be paid in installments in accordance with the agreement with respect to the Principal Transaction, (ii) April 12, 2004 if Payee elects on or before such date to take the collateral that secures this Note in full satisfaction of the then-outstanding amount of this Note, or (iii) December 31, 2004 (the “Maturity Date”). In addition, if the Closing on the Principal Transaction occurs and, thus, clause (i) of the preceding sentence applies, no further interest will accrue on, this Note from and after the date of the Closing.
     This Note is made pursuant to the Subsequent Loan Agreement, as amended. This Note is secured by the Subsequent Loan Security Agreement dated September 19, 2003 and Second Subsequent Loan Security Agreement of even date herewith made by Maker in favor of Payee, and encumbering the limited partnership interests of Maker in OAKWOOD APARTMENTS, LTD. and PERRY APARTMENTS, L.P., each a Missouri limited partnership (the “Missouri Partnerships”) as defined in the First Amendment to Subsequent Loan Agreement (the “Second Subsequent Loan Security Agreement”). This Note is entitled to the protection of the Subsequent Loan Agreement, as amended, the Subsequent Loan Security Agreement dated September 19, 2003 and Second Subsequent Loan Security Agreement and the Subsequent Loan Guaranty, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Loan Agreement, the Promissory Notes, the Security Agreement, the Guaranty, the Subsequent Loan Agreement, as amended, any other Subsequent Loan Note, the Subsequent Loan Security Agreement or the Second Subsequent Loan Security Agreement, or the Subsequent Loan Guaranty shall constitute a default hereunder.
     The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty, provided that any prepayments shall be applied first against accrued and unpaid interest, if any, and second to principal. Prepayment in part shall not affect or postpone Maker’s duty to pay all obligations when due.
     Payee shall have the right to declare the total unpaid principal balance, together with all accrued interest, to be due and payable forthwith upon the failure of Maker to pay any payment due hereunder, under any other Subsequent Loan Note, or under either of the Promissory Notes, within thirty (30) days after the date when such payment shall become due; or upon the sale or other conveyance or encumbrance by Maker of the Apartment Projects as defined in the Subsequent Loan Agreement or any part hereof; or after thirty (30) days prior written notice of any default under the terms of the Loan Agreement, the Security Agreement, the Guaranty, the Subsequent Loan Agreement, as amended, the Subsequent Loan Security Agreement or the Second Subsequent Loan Security Agreement, the Subsequent Loan Guaranty or any other document or instrument executed in connection with or securing this Note, any other Subsequent Loan Note, or either of the Promissory Notes. Failure by Payee to exercise this right with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach and maker expressly waives notice of Payee’s exercise of this right.
     Time is of the essence of this Note. Maker covenants and agrees to pay all the costs and fees (whether incurred in post-judgment collection, or in any successful dispute resolution proceeding expended by Payee in the collection hereof, or in the event of any default on the part of Maker or Guarantor in the making of any payments, or in the performance of any of the agreements, conditions, or covenants of this Note, any other Subsequent Loan Note, the Subsequent Loan Agreement, as amended, the Subsequent Loan Guaranty, the Subsequent Loan Security Agreement or the Second Subsequent Loan Security Agreement, the Loan Agreement, either of the Promissory Notes, the Guaranty, or the Security Agreement, or in securing this Note, any other Subsequent Loan Note, or either of the Promissory Notes, or sustaining or defending the priority of any collateral against all persons, including but not limited to the exercise of the power of eminent domain or other governmental power of any kind. Nothing contained in this paragraph shall be construed as requiring Payee to advance or spend money for any of the purposes mentioned in this paragraph.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of Minnesota, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.
THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION

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ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE LOAN EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH SAID LOAN, EXCEPT THE WITH RESPECT TO THE PRINCIPAL TRANSACTION, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.

“MAKER” BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, By: Megan Asset Management, Inc., General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

Whose address is;
1424 W. Century Avenue, #102
Bismarck, ND 58503

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SECOND SUBSEQUENT LOAN SECURITY AGREEMENT
THIS SECURITY AGREEMENT made this 17th day of October, 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N,D. 58503 (referred to herein as “Debtor”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
     Debtor hereby agrees as follows:
     1. Security Interest. Debtor constitutes the sole limited partner of OAKWOOD APARTMENTS, LTD. and PERRY APARTMENTS, L.P., each a Missouri limited partnership (the “Missouri Partnerships”) Lender is a Minnesota limited liability company. In consideration of and as an inducement for an extension of credit by Lender to Debtor for the purpose of funding certain requirements of the Debtor, Debtor hereby gives Lender a continuing and unconditional security interest (the “Security Interest”) in Debtor’s interest as a limited partner in the Missouri Partnerships and in all additions, replacements, substitutions, increases and profits, and in all proceeds and products thereof in any form to which Debtor is entitled (collectively referred to herein as the “Collateral”). The Collateral shall include, without limitation, Debtor’s entitlement to, if any, all distributions of Cash Flow, distributions of proceeds resulting from a Refinancing, distributions of proceeds resulting from a Major Capital Event, liquidating distributions, distributions in kind, upon a default all profits and losses from the Partnership to Debtor, and all returns of capital, all as defined or described in, and in accordance with the provisions of (i) that certain Amended and Restated Agreement and Certificate of Limited Partnership of OAKWOOD APARTMENTS, LTD., executed as of the 1st day of March, 1988 and filed said amended agreement in the Office of the Secretary of State of Missouri on the 25th day of July, 1990 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of OAKWOOD APARTMENTS, LTD., executed as of the 13th day of July, 1990, and (ii) that certain Amended and Restated Agreement and Certificate of Limited Partnership of PERRY APARTMENTS, L.P. executed as of the 1st day of October, 1987 and filed said amended agreement in the Office of the Secretary of State of Missouri on the 25th day of July, 1990 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of PERRY APARTMENTS, L.P., executed as of the 1st day of July, 1990 (each as hereinbefore and hereinafter amended or restated).
     2. Indebtedness Secured. This Agreement and the Security Interests created hereby and the Subsequent Loan Security Agreement secure the payment of that certain Second Subsequent Loan Note of even date herewith executed and delivered by Debtor in favor of Lender, in the original principal amount of Sixty Thousand and No/100 Dollars ($60,000 — the “Note” or sometimes herein the “Indebtedness”).
     3. Warranties of Debtor. Debtor represents and warrants, and for so long as this Agreement continues in force, it shall be deemed continuously to represent and warrant, that: (i) each item constituting the Collateral is genuine and in all respects what it purports to be; (ii) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interests; and (iii) Debtor is authorized to enter into this Security Agreement under the Partnership Agreements, subject to the approval of the General Partner, which approval Debtor has obtained in writing.
     4. Covenants of Debtor. So long as this Agreement has not been terminated as provided hereinafter, Debtor covenants and agrees as follows:
          (a) Debtor will defend the Collateral against the claims of all other persons, including without limitation, setoffs, claims, counter-claims, and defenses against either Debtor or Lender; will keep the Collateral free from all security interests or other encumbrances, except this Security Interest; and will not assign, deliver, sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender, in its sole discretion.
          (b)  Debtor will notify Lender promptly in writing of any change in Debtor’s address.
          (c) Debtor will not, without Lender’s written consent, in its sole discretion, make or agree to make any alteration, modification, or cancellation on substitution for, or credit, adjustment or allowance on, any of the Collateral.
          (d) Debtor will execute and deliver to Lender such financing statements and other documents and take such other actions and provide such further reasonable assurances as Lender may deem advisable to perfect the Security Interests created by this Agreement.
          (c) Debtor will pay all taxes, assessments, and other charges of every nature which may be levied or assessed against the Collateral and will deliver to Lender, on demand, such reasonable certificates or other evidence satisfactory to Lender attesting thereto.
     5. Verification of Collateral. Lender shall have the right to verify the Collateral in any manner and through any medium which Lender may reasonably consider appropriate, and Debtor shall furnish such assistance and information and perform such acts as Lender may reasonably require in connection therewith.
     6. Default. At the option of Lender, the occurrence of any of the following events shall constitute an Event of Default under this Agreement following the failure to cure within thirty (30) days after written, notice by Lender to Borrower:
          (a) Nonpayment when due, whether by acceleration or otherwise, after any applicable grace period, of the principal of or interest on any Indebtedness, time being of the essence, and other Subsequent Loan Note, or either of the Promissory Notes.
          (b) Failure by Debtor to perform any obligations under this Agreement.
          (c) Acceptance by Debtor of any payment or distribution of income or assets from the Partnership in violation of Paragraph 7 (e) hereof.
          (d) The filing by or against Debtor, Guarantor, General Partner, or the Partnership of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction.
          (e) The making of a general assignment by Debtor, Guarantor, General Partner, or the Partnership for the benefit of creditors; the appointment of or taking possession, by a receiver, trustee, custodian or similar official for Debtor, Guarantor, General Partner, or the Partnership or for any of their assets; or the institution by or against Debtor, Guarantor, General Partner, or the Partnership of any kind of insolvency proceedings, or any proceeding for the dissolution or liquidation of the Partnership.

          (f) Any material falsity in any certificate, statement, representation, warranty, or audit at any time furnished by or on behalf of the Partnership, Debtor, or any endorser or guarantor or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement or otherwise, to Lender, including warranties in this Agreement, and any failure to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to Lender.
          (g) Any attachment or levy against the Collateral, or any other occurrence which inhibits Lender’s free access to the Collateral.
          (h) Any default by Debtor under the Subsequent Loan Agreement, as amended, any of the Subsequent Loan Notes, any other Subsequent Loan Security Agreement, the Loan Agreement, or either of the Promissory Notes, any default by the Guarantor under the Subsequent Loan Guaranty or the Guaranty.
     7. Rights of Lender.
          (a) Lender may, at its option, declare all or any part of the Indebtedness, any other Subsequent Loan Note, or the Promissory Notes to be immediately due upon giving thirty (30) days written notice to Debtor upon the occurrence of any Event of Default.
          (b) Upon the occurrence of any Event of Default, Lender’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law in effect from time to time.
          (c) Debtor agrees that any notice by Lender of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least fourteen (14) days before the action, to the Debtor’s address as above first written, or to any other address which Debtor has specified in writing to Lender as the address at which notices shall be given to Debtor.
          (d) Upon Debtor’s failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any such duties, and Debtor shall forthwith upon demand reimburse Lender for any expenses incurred by Lender in so doing. Debtor shall pay all costs and expenses incurred by Lender in enforcing this Agreement, realizing upon any Collateral, and collecting any Indebtedness whether or not suit is brought and whether incurred in connection with collection, trial, appeal, bankruptcy, post-judgment collection, or otherwise; and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full.
          (e) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive all income from the instruments constituting the Collateral to which Debtor may be entitled until this Agreement has been terminated, in accordance with the terms of each Subsequent Loan Note. Debtor will not demand or receive any income from the instruments constituting Collateral until the Indebtedness has been paid in full, and if Debtor receives any such income, Debtor will pay it to Lender within Five (5) days of its receipt thereof without demand. Lender may apply the net cash receipts of such income to payment of any of the Indebtedness, but Lender shall account for and pay over to Debtor any income remaining after full payment of the Indebtedness.
          (f) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive any increase in any instruments constituting Collateral and any distribution upon the dissolution and liquidation of the Partnership, and to surrender such partnership interests or any part thereof in exchange therefor, and to hold the receipt from any such distribution or increase as part of the Collateral; provided, however, that Lender need not collect interest on or principal of any Collateral or give any notice of nonpayment with respect to such principal or interest. If Debtor receives any such increase, profits or distribution, Debtor will deliver such receipts promptly to Lender, to be held by Lender as provided in this paragraph.
          (g) Debtor agrees that in any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with RD regulations and compliance with such procedures as may restrict the number of prospective bidders and purchasers of any securities or other instruments, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they arr purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official); and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. Debtor further agrees that any sales by Lender shall not be considered to be other than “public sales” within the meaning of Section 9-504 of the Uniform Commercial Code because such sales or solicitations are structured to comply with such limitations or restrictions, the intent of the parties being that any public sale be subject to such limitations and restrictions.
          (h) Upon the occurrence of any Event of Default, Lender may exercise any rights that Debtor has as a limited partner with respect to the Collateral.
          (i) THIS SECURITY AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“DEBTOR”
BAYFIELD LOW INCOME
HOUSING LIMITED PARTNERSHIP,
a Delaware limited partnership,
By: Megan Asset Management, Inc.,
General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT &
ACQUISITION, LLC, a Minnesota
limited liability company

By:

Paul R. Sween, Vice President

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the 17th day of October, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

/s/ Sandra Levorsen

(SEAL)	NOTARY PUBLIC
SANDRA LEVORSEN Notary Public State of North Dakota My Commission Expires Mar. 23, 2009	My commission expires:

STATE OF MINNESOTA )
ss:
COUNTY OF HENNEPIN )
     On this the      day of October, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul R. Sween, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Vice President of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC
My commission expires:

THIRD SUBSEQUENT LOAN PROMISSORY NOTE

$60,000	November 10, 2003
Bismarck,
North Dakota
     FOR VALUE RECEIVED, the undersigned BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (referred to herein as “Maker”), promises to pay to the order of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company (referred to herein as “Payee”), at 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447, or at such other place as Payee may designate in writing, from time to time, in legal tender of the United States of America, the sum of SIXTY THOUSAND AND No/100 DOLLARS ($60,000), together with interest thereon at the rate of Five Percent (5%) per annum.
     Payments of principal and accrued interest shall be payable on the first to occur of (i) the Closing on the Principal Transaction as defined in the Subsequent Loan Agreement dated the 19th day of September, 2003, as amended, made by Maker in favor of Payee (the “Subsequent Loan Agreement”) and then to be paid in installments in accordance with the agreement with respect to the Principal Transaction, (ii) April 12, 2004 if Payee elects on or before such date to take the collateral that secures this Note in full satisfaction of the then-outstanding amount of this Note, or (iii) December 31, 2004 (the “Maturity Date”). In addition, if the Closing on the Principal Transaction occurs and, thus, clause (i) of the preceding sentence applies, no further interest will accrue on this Note from and after the date of the Closing.
     This Note is made pursuant to the Subsequent Loan Agreement, as amended. This Note is secured by the Third, Subsequent Loan Security Agreement of even date herewith made by Maker in favor of Payee, and encumbering the limited partnership interests of Maker in APM RRH, LTD., a Florida limited partnership and ANDERSON COUNTRY ESTATES, L.P., a Missouri limited partnership, (the “Second Amendment Partnerships”) as defined in the Second Amendment to Subsequent Loan Agreement (the “Second Amendment to Subsequent Loan Agreement”). This Note is entitled to the protection of the Subsequent Loan Agreement, as amended, the Second Subsequent Loan Security Agreement, the Third Subsequent Loan Security Agreement and the Subsequent Loan Guaranty, the terms of which are by this reference incorporated herein. At the option of Payee, any default under the terms of the Loan Agreement, the Promissory Notes, the Security Agreement, the Guaranty, the Subsequent Loan Agreement, as amended, any other Subsequent Loan Note, the Subsequent Loan Security Agreement, the Second Subsequent Loan Security Agreement, or the Third Subsequent Loan Security Agreement, or the Subsequent Loan Guaranty shall constitute a default hereunder.
     The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty, provided that any prepayments shall be applied first against accrued and unpaid interest, if any, and second to principal. Prepayment in part shall not affect or postpone Maker’s duty to pay all obligations when due.
     Payee shall have the right to declare the total unpaid principal balance, together with all accrued interest, to be due and payable forthwith upon the failure of Maker to pay any payment due hereunder, under any other Subsequent Loan Note, or under either of the Promissory Notes, within thirty (30) days after the date when such payment shall become due; or upon the sale or other conveyance or encumbrance by Maker of the Apartment Projects as defined in the Subsequent Loan Agreement or any part hereof; or after thirty (30) days prior written notice of any default under the terms of the Loan Agreement, the Security Agreement, the Guaranty, the Subsequent Loan Agreement, as amended, the Subsequent Loan Security Agreement, the Second Subsequent Loan Security Agreement, or the Third Subsequent Loan Security Agreement, the Subsequent Loan Guaranty or any other document or instrument executed in connection with or securing this Note, any other Subsequent Loan Note, or either of the Promissory Notes. Failure by Payee to exercise this right with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach and maker expressly waives notice of Payee’s exercise of this right.
     Time is of the essence of this Note. Maker covenants and agrees to pay all the costs and fees (whether incurred in post-judgment collection, or in any successful dispute resolution proceeding expended by Payee in the collection hereof, or in the event of any default on the part of Maker or Guarantor in the making of any payments, or in the performance of any of the agreements, conditions, or covenants of this Note, any other Subsequent Loan Note, the Subsequent Loan Agreement, as amended, the Subsequent Loan Guaranty, the Subsequent Loan Security Agreement, the Second Subsequent Loan Security Agreement, or the Third Subsequent Loan Security Agreement, the Loan Agreement, either of the Promissory Notes, the Guaranty, or the Security Agreement, or in securing this Note, any other Subsequent Loan Note, or either of the Promissory Notes, or sustaining or defending the priority of any collateral against all persons, including but not limited to the exercise of the power of eminent domain or other governmental power of any kind. Nothing contained in this paragraph shall be construed as requiring Payee to advance or spend money for any of the purposes mentioned in this paragraph.
     The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees, or charges paid by Maker which constitute interest under the laws of the State of Minnesota, would cause the total interest to exceed the maximum rate of interest chargeable to the Maker under such law. If Payee shall receive any payment which is in excess of the maximum rate permitted to be charged under such law, such payment shall automatically be applied to reduce the principal sum outstanding on this Note. This provision shall control every other provision of all agreements between Maker and Payee.
THIS NOTE, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
AS A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN EVIDENCED HEREBY, PAYEE AND MAKER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE

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RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, THE LOAN EVIDENCED HEREBY, ALL DOCUMENTS AND AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH SAID LOAN, EXCEPT THE WITH RESPECT TO THE PRINCIPAL TRANSACTION, AND ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.

“MAKER”
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP,
a Delaware limited partnership,
By: Megan Asset Management, Inc.,
General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

Whose address is:
1424 W. Century Avenue, #102
Bismarck, ND 58503

3

THIRD SUBSEQUENT LOAN SECURITY AGREEMENT
THIS SECURITY AGREEMENT made this 10th day of November, 2003, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Debtor”), in favor of DOMINIUM DEVELOPMENT & ACQUISITION, LLC, a Minnesota limited liability company, having an office address of 2355 Polaris Lane N., Suite 100, Minneapolis, MN 55447 (referred to herein as “Lender”).
     Debtor hereby agrees as follows:
     1. Security Interest. Debtor constitutes the sole limited partner of AFM RRH, LTD., a Florida limited partnership and ANDERSON COUNTRY ESTATES, L.P., a Missouri limited partnership, (the “Second Amendment Partnerships”). Lender is a Minnesota limited liability company. In consideration of and as an inducement for an extension of credit by Lender to Debtor for the purpose of funding certain requirements of the Debtor, Debtor hereby gives Lender a continuing and unconditional security interest (the “Security Interest”) in Debtor’s interest as a limited partner in the Second Amendment Partnerships and in all additions, replacements, substitutions, increases and profits, and in all proceeds and products thereof in any form to which Debtor is entitled (collectively referred to herein as the “Collateral”). The Collateral shall include, without limitation, Debtor’s entitlement to, if any, all distributions of Cash Flow, distributions of proceeds resulting from a Refinancing, distributions of proceeds resulting from a Major Capital Event, liquidating distributions, distributions in kind, upon a default all profits and losses from the Partnership to Debtor, and all returns of capital, all as defined or described in, and in accordance with the provisions of (i) that certain Amended and Restated Agreement and Certificate of Limited Partnership of AFM RRH, LTD., a Florida limited partnership executed as of the 13th day of September, 1988 and filed said amended agreement in the Office of the Secretary of State of Florida on the 15th day of October, 1998 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of AFM RRH, LTD., executed as of the 1st day of July, 1990 and filed said amended agreement in the Office of the Secretary of State of Florida on the 15th day of October, 1998, and that Second Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of AFM RRH, LTD., executed as of the 1st day of March, 1998 and filed said amended agreement in the Office of the Secretary of State of Florida on the 15th day of October, 1998, and that Third Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of AFM RRH, LTD., executed as of the 1st day of April, 1998 and filed said amended agreement in the Office of the Secretary of State of Florida on the 15th day of October, 1998, and (ii) that certain Amended and Restated Agreement and Certificate of Limited Partnership of ANDERSON COUNTRY ESTATES, L.P., a Missouri limited partnership, executed as of the 1st day of December, 1988 and filed in the Office of the Secretary of State of Missouri on the 25th day of July, 1990 and that Amendment to the Amended and Restated Agreement and Certificate of Limited Partnership of ANDERSON COUNTRY ESTATES, L.P., executed as of the Ist day of July, 1990 and filed in the Office of the Secretary of State of Missouri on the 25th day of July, 1990, and that Second Amended and Restated Agreement and Certificate of Limited Partnership of ANDERSON COUNTRY ESTATES, L.P., filed in the Office of the Secretary of State of Missouri on the 5th day of November, 1991 and that Amendment to the Amendment Certificate of Limited Partnership of ANDERSON COUNTRY ESTATES, L,P., filed in the Office of the Secretary of State of Missouri on the 9th day of January, 1992 (each as hereinbefore and hereinafter amended or restated).
     2. Indebtedness Secured. This Agreement and the Security Interests created hereby secure the payment of that certain Third Subsequent Loan Note of even date herewith executed and delivered by

Debtor in favor of Lender, in the original principal amount of Sixty Thousand and No/100 Dollars ($60,000 — the “Note” or sometimes herein the “Indebtedness”).
     3. Warranties of Debtor. Debtor represents and warrants, and for so long as this Agreement continues in force, it shall be deemed continuously to represent and warrant, that: (i) each item constituting the Collateral is genuine and in all respects what it purports to be; (ii) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interests; and (iii) Debtor is authorized to enter into this Security Agreement under the Partnership Agreements, subject to the approval of the General Partner, which approval Debtor has obtained in writing.
     4. Covenants of Debtor. So long as this Agreement has not been terminated as provided hereinafter, Debtor covenants and agrees as follows:
          (a) Debtor will defend the Collateral against the claims of all other persons, including without limitation, setoffs, claims, counter-claims, and defenses against either Debtor or Lender; will keep the Collateral free from all security interests or other encumbrances, except this Security Interest; and will not assign, deliver, sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender, in its sole discretion.
          (b) Debtor will notify Lender promptly in writing of any change in Debtor’s address.
          (c) Debtor will not, without Lender’s written consent, in, its sole discretion, make or agree to make any alteration, modification, or cancellation of, substitution for, or credit, adjustment or allowance on, any of the Collateral.
          (d) Debtor will execute and deliver to Lender such financing statements and other documents and take such other actions and provide such further reasonable assurances as Lender may deem advisable to perfect the Security Interests created by this Agreement.
          (e) Debtor will pay all taxes, assessments, and other charges of every nature which may be levied or assessed against the Collateral and will deliver to Lender, on demand, such reasonable certificates or other evidence satisfactory to Lender attesting thereto,
     5. Verification of Collateral. Lender shall have the right to verify the Collateral in any manner and through any medium which Lender may reasonably consider appropriate, and Debtor shall furnish such assistance and information and perform such acts as Lender may reasonably require in connection therewith.
     6. Default. At the option of Lender, the occurrence of any of the following events shall, constitute an Event of Default under this Agreement following the failure to cure within thirty (30) days after written notice by Lender to Borrower:
          (a) Nonpayment when due, whether by acceleration or otherwise, after any applicable grace period, of the principal of or interest on any Indebtedness, time being of the essence, and other Subsequent Loan Note, or either of the Promissory Notes.
          (b) Failure by Debtor to perform any obligations under this Agreement.
          (c) Acceptance by Debtor of any payment or distribution of income or assets from the Partnership in violation of Paragraph 7 (e) hereof.
          (d) The Filing by or against Debtor, Guarantor, General Partner, or the Partnership of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction.
          (e) The making of a general assignment by Debtor, Guarantor, General Partner, or the Partnership for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for Debtor, Guarantor, General Partner, or the Partnership or for any of their assets; or the institution by or against Debtor, Guarantor, General Partner, or the Partnership of any kind of insolvency proceedings, or any proceeding for the dissolution or liquidation of the Partnership.
          (f) Any material falsity in any certificate, statement, representation, warranty, or audit at any time furnished by or on behalf of the Partnership, Debtor, or any endorser or guarantor or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement or otherwise, to Lender, including warranties in this Agreement, and any failure to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to Lender.
          (g) Any attachment or levy against the Collateral, or any other occurrence which inhibits Lender’s free access to the Collateral.
          (h) Any default by Debtor under the Subsequent Loan Agreement, as amended, any of the Subsequent Loan Notes, any other Subsequent Loan Security Agreement, the Loan Agreement, or either of the Promissory Notes, any default by the Guarantor under the Subsequent Loan Guaranty or the Guaranty,
     7. Rights of Lender.
          (a) Lender may, at its option, declare all or any part of the Indebtedness, any other Subsequent Loan Note, or the Promissory Notes to be immediately due upon giving thirty (30) days written notice to Debtor upon, the occurrence of any Event of Default.
          (b) Upon the occurrence of any Event of Default, Lender’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law in effect from time to time.
          (c) Debtor agrees that any notice by Lender of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall, constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least fourteen (14) days before the action, to the Debtor’s address as above first written, or to any other address which Debtor has specified in writing to Lender as the address at which notices shall be given to Debtor.
          (d) Upon Debtor’s failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any such duties, and Debtor shall forthwith upon demand reimburse Lender for any expenses incurred by Lender in so doing. Debtor shall pay all costs and expenses incurred by Lender in enforcing this Agreement, realizing upon any Collateral, and collecting any Indebtedness whether or not suit is brought and whether incurred in connection with collection, trial, appeal, bankruptcy, post-judgment collection, or otherwise; and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full.
          (e) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive all income from the instruments constituting the Collateral to which Debtor may be entitled until this Agreement has been terminated, in accordance with the terms of each Subsequent Loan Note. Debtor will not demand or receive any income from the instruments constituting Collateral until the Indebtedness has been paid in full, and if Debtor receives any such income, Debtor will pay it to Lender within five (5) days of its receipt thereof without demand. Lender may apply the net cash receipts of such income to payment of any of the Indebtedness, but Lender shall account for and pay over to Debtor any income remaining after full payment of the Indebtedness.
          (f) Whether or not an Event of Default has occurred, Debtor authorizes Lender to receive any increase in any instruments constituting Collateral and any distribution upon the dissolution and liquidation of the Partnership, and to surrender such partnership interests or any part thereof in exchange therefor, and to hold the receipt from any such distribution or increase as part of the Collateral; provided, however, that Lender need not collect interest on or principal of any Collateral or give any notice of nonpayment with respect to such principal or interest. If Debtor receives any such increase, profits or distribution, Debtor will deliver such receipts promptly to Lender, to be held by Lender as provided in this paragraph.
          (g) Debtor agrees that in any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with RD regulations and compliance with such procedures as may restrict the number of prospective bidders and purchasers of any securities or other instruments, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral, or in order to obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official); and Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Lender be liable or accountable to Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. Debtor further agrees that any sales by Lender shall not be considered to be other than “public sales” within the meaning of Section 9-504 of the Uniform Commercial Code because such sales or solicitations are structured to comply with such limitations or restrictions, the intent of the parties being that any public sale be subject to such limitations and restrictions.
          (h) Upon the occurrence of any Event of Default, Lender may exercise any rights that Debtor has as a limited partner with respect to the Collateral.
          (i) THIS SECURITY AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER AND THE INTERPRETATION HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. AT THE OPTION OF LENDER, THIS SECURITY AGREEMENT MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT JURISDICTION IN SUCH FORUMS IS NOT PROPER OR THAT VENUE IN SUCH FORUMS IS

NOT CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS SECURITY AGREEMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names, the date and year first above written.

“DEBTOR”
BAYFIELD LOW INCOME
HOUSING LIMITED PARTNERSHIP,
a Delaware limited partnership,
By: Megan Asset Management, Inc.,
General Partner

/s/ Paul J. Maddock

Paul J. Maddock, President

“LENDER:”
DOMINIUM DEVELOPMENT &
ACQUISITION, LLC, a Minnesota
limited liability company

By:

Paul R. Sween, Vice President

STATE OF NORTH DAKOTA	)
ss
COUNTY OF BURLEIGH	)
     On this the 10 day of November, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul J. Maddock, to me known, who being by me duly sworn, did depose and say that he has an address of 1424 West Century Avenue, #102, Bismarck, North Dakota 58503; that he is the President of Megan Asset Management, Inc., the corporation described in and which executed and delivered the foregoing instrument as the General Partner of Bayfield Low Income Housing Limited Partnership; and he signed his name thereto on behalf of said corporation for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)
JESSICA L. BASHUS Notary Public, State of North Dakota My Commission Expires Feb 18, 2009	/s/ Jessica L. Bashus
STATE OF NORTH DAKOTA NOTARY PUBLIC SEAL	NOTARY PUBLIC My Commission expires: Feb 18, 2009

STATE OF MINNESOTA	)
ss:
COUNTY OF HENNEPIN	)
     On this the                      day of November, 2003 before me, the undersigned, a notary public of said state, duly commissioned and sworn, personally appeared Paul R. Sween, who is personally known to me to be the individual who executed and delivered the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same in his capacity as the Vice President of Dominium Development & Acquisition, LLC on behalf of said company and for the purposes therein contained.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year first above written.

(SEAL)	NOTARY PUBLIC

My commission expires:

ASSIGNMENT AND ASSUMPTION
          In consideration of $10,835 in hand paid from Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bayfield Low Income Housing Limited Partnership (“Assignor”) hereby:
1)	assigns and transfers to Dominium Acquisition Limited Partnership (“Assignee”) the following:

Forty-nine and one-half percentage (49.5% points) of all of Assignor’s rights, interests, powers and obligations as the Limited or Investor Partner under the Partnership Agreement, as amended (the “Partnership Agreement”), of ANDERSON COUNTRY ESTATES, L. P. , a Missouri limited partnership (the “Partnership”) in which Assignor owns an interest, including forty-nine and one-half percentage points (49.5% points) of Assignor’s Accounts Receivable due from the Partnership, excluding any Annual Distributions due Assignor from the Partnership;
and
2)	as grantee of all of Continental Construction Management Corporation’s (“Continental”) rights, title and interests in and to any and all amounts payable to Continental under the Plan (“Continental Interests”) pursuant to that Bill of Sale, Assignment and Power of Attorney, granted it in December, 1991, Assignor does hereby release Assignee from and assume and indemnify and hold Assignee harmless from the payment of One Hundred percentage (100% points) of any Continental Interests with respect to the Partnership, including, but not limited to those Continental Interests to which Megan Asset Management, Inc. (“Megan”) is or may become entitled with respect to the Partnership and agrees to timely pay the same to Megan.
Assignee hereby assumes and agrees to timely and faithfully perform forty-nine and one-half percentage (49.5% points) of all obligations of Assignor:
1)	as the Limited or Investor Partner under the Partnership Agreement arising from and after the effective date hereof, except the Continental Interests.

2)	with respect to the eight percent (8%) interest in the amount of approximately Ten Thousand Eight Hundred Four and No/100 ($10,804) Dollars still due by Assignor to the Partnership payable pursuant to Article 15 (1)(a)(ii) of the Plan as a first priority from the proceeds of any

     Capital Events.
     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of April 10, 2004.

ASSIGNOR	BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP,
a Delaware limited partnership
By: Megan Asset Management, Inc.,
a Delaware corporation
Its: General Partner

By:

Its:

BAYFIELD ACQUISITION LIMITED
ASSIGNEE	PARTNERSHIP, a Minnesota limited partnership
By: Bayfield Acquisition, LLC
a Minnesota limited liability company
Its: General Partner

By:

Its: Manager

2

ASSIGNMENT AND ASSUMPTION
          In consideration of the payment by Bayfield Low Income Housing Limited Partnership (“Assignee”) of Twenty-Two Thousand One Hundred Sixty-one and No/100 ($22,161) Dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bayfield Acquisition Limited Partnership (“Assignor”) hereby assigns and transfers to Assignee the following:
All of Assignor’s limited partnership interest under each and every Operating Partnership Agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption — the “Transferred Interests”), consisting of all of Assignor’s rights, interests, powers, and obligations as the Additional Limited Partner with respect to such Transferred Interests, and Assignor’s Accounts Receivable due from such Operating Partnerships with respect to, and to the extent of, the Transferred Interests, it being intended to be the same interests assigned by Assignee to Assignor by that Assignment and Assumption agreement effective as of January 1, 2004.
          Assignee hereby assumes and agrees to timely and faithfully perform (i) all obligations of Assignor as the Additional Limited Partner under the respective Operating Partnership agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption), with respect to, and to the extent of, the Transferred Interests arising from and after January 1, 2004, and (ii) the eight percent (8%) interest obligation still due by Assignee to ANDERSON COUNTRY ESTATES, L.P. in the amount of, as of January 1, 2004, approximately $10,804 in the aggregate, which amount is fixed, does not accrue additional interest, and is payable pursuant to Article 15 (1)(a)(ii) of the Joint Plan of Reorganization of 52 Debtors dated May 9, 1990 — In re Bayfield Estates Limited Partnership and Related Cases (Bankruptcy EDNY Chapter 11 Case Nos, 189-92514 through 189-92516, 189-92683, 189-92817 through 189-92823, 189-92838 through 189-92842, & 189-92955 through 189-92992) (the “Plan”) as a first priority from the proceeds of any Capital Events (the “8% Interest Obligation”), it being intended to be the same obligations assumed by Assignor by that Assignment and Assumption agreement effective as of January 1, 2004.
          Assignor and Assignee agree that the remaining outstanding balance of the November Subsequent Loan Promissory Note as of January 1, 2004 was $41,159, which has continued to accrue interest at the rate of Five Percent (5.0%) per annum in accordance with the November Subsequent Loan Promissory Note since January 1, 2004.
[THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of January 1, 2005.

ASSIGNEE	BAYFIELD ACQUISITION LIMITED PARTNERSHIP, a Minnesota limited partnership By; Bayfield Acquisition LLC a Minnesota limited liability company Its: General Partner

	By:	/s/ [ILLEGIBLE]

Its: Manager

ASSIGNOR	BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP, a Delaware limited partnership By: Megan Asset Management, Inc., a Delaware corporation
Its: General Partner

	By:	/s/ Paul J. Maddock

Its: President

2

Exhibit A
1. ANDERSON COUNTRY ESTATES, L.P., a Missouri partnership
•	Amended and Restated Agreement and Certificate of Limited Partnership dated as of December 1,1988

•	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

•	Amendment Certificate of Limited Partnership filed January 9, 1992

ASSIGNMENT AND ASSUMPTION
          In consideration of the payment by Bayfield Low Income Housing Limited Partnership (“Assignee”) of Twenty-Two Thousand One Hundred Sixty-one and No/100 ($22,161) Dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bayfield Acquisition Limited Partnership (“Assignor”) hereby assigns and transfers to Assignee the following:
All of Assignor’s limited partnership interest under each and every Operating Partnership Agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption — the “Transferred Interests”), consisting of all of Assignor’s rights, interests, powers, and obligations as the Additional Limited Partner with respect to such Transferred Interests, and Assignor’s Accounts Receivable due from such Operating Partnerships with respect to, and to the extent of, the Transferred Interests, it being intended to be the same interests assigned by Assignee to Assignor by that Assignment and Assumption agreement effective as of January 1, 2004.
          Assignee hereby assumes and agrees to timely and faithfully perform (i) all obligations of Assignor as the Additional Limited Partner under the respective Operating Partnership agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption), with respect to, and to the extent of, the Transferred Interests arising from and after January 1, 2004, and (ii) the eight percent (8%) interest obligation still due by Assignee to ANDERSON COUNTRY ESTATES, L.P. in the amount of, as of January 1, 2004, approximately $10,804 in the aggregate, which amount is fixed, does not accrue additional interest, and is payable pursuant to Article 15 (l)(a)(ii) of the Joint Plan of Reorganization of 52 Debtors dated May 9, 1990 — In re Bayfield Estates Limited Partnership and Related Cases (Bankruptcy EDNY Chapter 11 Case Nos. 189-92514 through 189-92516, 189-92683, 189-92817 through 189-92823, 189-92838 through 189-92842, & 189-92955 through 189-92992) (the “Plan”) as a first priority from the proceeds of any Capital Events (the “8% Interest Obligation”), it being intended to be the same obligations assumed by Assignor by that Assignment and Assumption agreement effective as of January 1,2004.
          Assignor and Assignee agree that the remaining outstanding balance of the November Subsequent Loan Promissory Note as of January 1, 2004 was $41,159, which has continued to accrue interest at the rate of Five Percent (5.0%) per annum in accordance with the November Subsequent Loan Promissory Note since January 1, 2004.
[THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

          IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of January 1, 2005.

ASSIGNEE	BAYFIELD ACQUISITION LIMITED
PARTNERSHIP, a Minnesota limited partnership
By: Bayfield Acquisition, LLC
a Minnesota limited liability company
Its: General Partner

By:	/s/ [ILLEGIBLE]
Its:	Manager

ASSIGNOR	BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP,
a Delaware limited partnership
By: Megan Asset Management, Inc.,
a Delaware corporation
Its: General Partner

By:	/s/ Paul J. Maddock
Its:	Pres.

2

Exhibit A
1. ANDERSON COUNTRY ESTATES, L.P., a Missouri partnership
•	Amended and Restated Agreement and Certificate of Limited Partnership dated as of December 1,1988

•	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

•	Amendment Certificate of Limited Partnership filed January 9, 1992

ASSIGNMENT AND ASSUMPTION
          In consideration of the payment by Bayfield Low Income Housing Limited Partnership (“Assignee”) of Twenty-Two Thousand One Hundred Sixty-one and No/100 ($22,161) Dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bayfield Acquisition Limited Partnership (“Assignor”) hereby assigns and transfers to Assignee the following:
All of Assignor’s limited partnership interest under each and every Operating Partnership Agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption, — the “Transferred Interests”), consisting of all of Assignor’s rights, interests, powers, and obligations as the Additional Limited Partner with respect to such Transferred Interests, and Assignor’s Accounts Receivable due from such Operating Partnerships with respect to, and to the extent of, the Transferred Interests, it being intended to be the same interests assigned by Assignee to Assignor by that Assignment and Assumption agreement effective as of January 1, 2004.
          Assignee hereby assumes and agrees to timely and faithfully perform (i) all obligations of Assignor as the Additional Limited Partner under the respective Operating Partnership agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption), with respect to, and to the extent of, the Transferred Interests arising from and after January 1,2004, and (ii) the eight percent (8%) interest obligation still due by Assignee to ANDERSON COUNTRY ESTATES, L.P. in the amount of, as of January 1, 2004, approximately $10,804 in the aggregate, which amount is fixed, does not accrue additional interest, and is payable pursuant to Article 15 (l)(a)(ii) of the Joint Plan of Reorganization of 52 Debtors dated May 9, 1990 — In re Bayfield Estates Limited Partnership and Related Cases (Bankruptcy EDNY Chapter 11 Case Nos. 189-92514 through 189-92516, 189-92683, 189-92817 through 189-92823, 189-92838 through 189-92842, & 189-92955 through 189-92992) (the “Plan”) as a first priority from the proceeds of any Capital Events (the “8% Interest Obligation”), it being intended to be the same obligations assumed by Assignor by that Assignment and Assumption agreement effective as of January 1, 2004.
          Assignor and Assignee agree that the remaining outstanding balance of the November Subsequent Loan Promissory Note as of January 1, 2004 was $41,159, which has continued to accrue interest at the rate of Five Percent (5.0%) per annum in accordance with the November Subsequent Loan Promissory Note since January 1, 2004.
[THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

          IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of January 1, 2005.

ASSIGNEE	BAYFIELD ACQUISITION LIMITED
PARTNERSHIP, a Minnesota limited partnership
By: Bayfield Acquisition, LLC
a Minnesota limited liability company
Its: General Partner

By:	/s/ [ILLEGIBLE]
Its:	Manager

ASSIGNOR	BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP,
a Delaware limited partnership
By: Megan Asset Management, Inc.,
a Delaware corporation
Its: General Partner

By:	/s/ Paul J. Maddock
Its:	Pres.

2

Exhibit A
1. ANDERSON COUNTRY ESTATES, L.P., a Missouri partnership
•	Amended and Restated Agreement and Certificate of Limited Partnership dated as of December 1, 1988

•	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

•	Amendment Certificate of Limited Partnership filed January 9, 1992

ASSIGNMENT AND ASSUMPTION
          In consideration of $10,874 in hand paid from Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bayfield Low Income Housing Limited Partnership (“Assignor”) hereby:
1)	assigns and transfers to Dominium Acquisition Limited Partnership (“Assignee”) the following:

Forty-nine and one-half percentage (49.5% points) of all of Assignor’s rights, interests, powers and obligations as the Limited or Investor Partner under the Partnership Agreement, as amended (the “Partnership Agreement”), of OAKWOOD APARTMENTS, L. P., a Missouri limited partnership (the “Partnership”) in which Assignor owns an interest, including forty-nine and one-half percentage points (49.5% points) of Assignor’s Accounts Receivable due from the Partnership, excluding any Annual Distributions due Assignor from the Partnership;
and
2)	as grantee of all of Continental Construction Management Corporation’s (“Continental”) rights, title and interests in and to any and all amounts payable to Continental under the Plan (“Continental Interests”) pursuant to that Bill of Sale, Assignment and Power of Attorney, granted it in December, 1991, Assignor does hereby release Assignee from and assume and indemnify and hold Assignee harmless from the payment of One Hundred percentage (100% points) of any Continental Interests with respect to the Partnership, including, but not limited to those Continental Interests to which Megan Asset Management, Inc. (“Megan”) is or may become entitled with respect to the Partnership and agrees to timely pay the same to Megan.
Assignee hereby assumes and agrees to timely and faithfully perform forty-nine and one-half percentage (49.5% points) of all obligations of Assignor:
1)	as the Limited or Investor Partner under the Partnership Agreement arising from and after the effective date hereof, except the Continental Interests.

2)	with respect to the eight percent (8%) interest in the amount of approximately Ten Thousand Eight Hundred Four and No/100 ($10,804) Dollars still due by Assignor to the Partnership payable pursuant to Article 15 (1)(a)(ii) of the Plan as a first priority from the proceeds of any

Capital Events.
          IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of April 10, 2004.

BAYFIELD LOW INCOME HOUSING
ASSIGNOR	LIMITED PARTNERSHIP,
a Delaware limited partnership
By: Megan Asset Management, Inc.,
a Delaware corporation Its: General Partner

By:

Its:

BAYFIELD ACQUISITION LIMITED
ASSIGNEE	PARTNERSHIP, a Minnesota limited partnership
By: Bayfield Acquisition, LLC
a Minnesota limited liability company
Its: General Partner

By:

Its:	Manager

2

ASSIGNMENT AND ASSUMPTION
          In consideration of $2,923 in hand paid from Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bayfield Low Income Housing Limited Partnership (“Assignor”) hereby:
1)	assigns and transfers to Dominium Acquisition Limited Partnership (“Assignee”) the following:

Forty-nine and one-half percentage (49.5% points) of all of Assignor’s rights, interests, powers and obligations as the Limited or Investor Partner under the Partnership Agreement, as amended (the “Partnership Agreement”), of PERRY APARTMENTS, L.P. , a Missouri limited partnership (the “Partnership”) in which Assignor owns an interest, including forty-nine and one-half percentage points (49.5% points) of Assignor’s Accounts Receivable due from the Partnership, excluding any Annual Distributions due Assignor from the Partnership;
and
2)	as grantee of all of Continental Construction Management Corporation’s (“Continental”) rights, title and interests in and to any and all amounts payable to Continental under the Plan (“Continental Interests”) pursuant to that Bill of Sale, Assignment and Power of Attorney, granted it in December, 1991, Assignor does hereby release Assignee from and assume and indemnify and hold Assignee harmless from the payment of One Hundred percentage (100% points) of any Continental Interests with respect to the Partnership, including, but not limited to those Continental Interests to which Megan Asset Management, Inc. (“Megan”) is or may become entitled with respect to the Partnership and agrees to timely pay the same to Megan.
Assignee hereby assumes and agrees to timely and faithfully perform forty-nine and one-half percentage (49.5% points) of all obligations of Assignor:
1)	as the Limited or Investor Partner under the Partnership Agreement arising from and after the effective date hereof, except the Continental Interests.

2)	with respect to the eight percent (8%) interest in the amount of approximately Two Thousand Five Hundred Seventy-eight and No/100 ($2,578) Dollars still due by Assignor to the Partnership payable pursuant to Article 15 (1)(a)(ii) of the Plan as a first priority from the proceeds of any Capital Events.
          IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of April 10, 2004.

BAYFIELD LOW INCOME HOUSING
ASSIGNOR	LIMITED PARTNERSHIP,
a Delaware limited partnership
By: Megan Asset Management, Inc.,
a Delaware corporation Its: General Partner

By:

Its:

BAYFIELD ACQUISITION LIMITED
ASSIGNEE	PARTNERSHIP, a Minnesota limited partnership
By: Bayfield Acquisition, LLC
a Minnesota limited liability company
Its: General Partner

By:

Its:	Manager

2

EXHIBIT P
POWER OF ATTORNEY
THE UNDERSIGNED, having entered into that certain PURCHASE AGREEMENT made and entered into as of the 27th day of August, 2003, by and between Bayfield Low Income Housing Limited Partnership, as Seller (the “Investor Partner”), and Bayfield Acquisition Limited Partnership (“BALP”), the Additional Limited Partner as Buyer (the “Purchase Agreement”), for the acquisition of [Forty-nine and one-half percentage (49.5% points)or thirty-three percentage (33% points)or Sixteen and one-half percentage (16.5% points) or One Hundred percentage (100% points)— whichever is applicable] of the Investor Partner’s rights, interests, powers and obligations as the Limited or Investor Partner under that certain AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF [Operating Partnership Name], effective as of the                     day of                     , 198___, as amended, (the “Operating Partnership Agreement”) and desiring to be admitted to the Operating Partnership Agreement and Operating Partnership as an Additional Limited Partner, the Undersigned hereby agrees to bound by the terms and provisions of the Operating Partnership Agreement and hereby joins in the execution of the Operating Partnership Agreement and authorizes this document to be attached thereto.
The Undersigned hereby irrevocably constitutes and appoints the general partner of the Operating Partnership (the “General Partner”) as its true and lawful attorney-in-fact, with full power of substitution and delegation, for it and in its name, place and stead and for its use and benefit, to execute, acknowledge, certify, swear to, file and record (i) the Partnership Agreement and all amendments thereto, (ii) any other certificates and limited partnership required by law and all amendments thereto, (iii) any other certificates or instruments which may be required to be filed by the Partnership under the laws of any state or by any Governmental Agency, or which the General Partner may deem appropriate to file and (iv) any documents which may be required to effect the continuation of the Partnership, the admission of the Undersigned as an additional or substitute Limited Partner.
This Power of Attorney shall (i) be deemed coupled with an interests, (ii) be irrevocable and shall survive the dissolution of the Undersigned and (iii) survive the delivery of any assignment by the Undersigned of all or any part of the Undersigned’s Interest in the Partnership, except that where the assignee thereof has been admitted to the Partnership as a substituted Limited Partner, this Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge, certify, swear to, file and record any instrument(s) necessary to effect such substitution.
IN WITNESS WHEREOF, the Undersigned hereby executes this document both individually and as a Limited Partner of the Partnership as of the ___day of ___, 2003.

BAYFIELD ACQUISITION LIMITED
PARTNERSHIP
Additional Limited Partner
Witness	a Minnesota limited partnership
By: Bayfield Acquisition, LLC
a Minnesota limited liability company
Its: General Partner

By:

Its: Manager

2

ASSIGNMENT AND ASSUMPTION
          In consideration of the agreement by Bayfield Acquisition Limited Partnership (“Assignee”) to treat this transfer as a partial payment of the outstanding indebtedness that Bayfield Low Income Housing Limited Partnership (“Assignor”) owes to Assignee pursuant to (i) the Promissory Note dated April 16, 2003 in the original principal amount of $116,130 that Assignor gave to Dominium Development & Acquisition, LLC (“DDA”) and that DDA assigned to Assignee and (ii) the Promissory Note dated July 18, 2003 in the original principal amount of $46,335 that Assignor gave to DDA and that DDA assigned to Assignee (collectively, the “Promissory Notes”), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns and transfers to Assignee the following:
Forty-nine and one-half percentage points (49.5% points) of Assignor’s limited partnership interest under each, and every Operating Partnership Agreement, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption — the “Transferred Interests”), consisting of all of Assignor’s rights, interests, powers, and obligations as the Limited or Investor Partner with respect to such Transferred Interests, and Assignor’s Accounts Receivable due from such Operating Partnerships with respect to, and to the extent of, the Transferred Interests, excluding any Annual Distributions due Assignor from any such Operating Limited Partnership.
          Assignee hereby assumes and agrees to timely and faithfully perform all obligations of Assignor as the limited or Investor Partner under the respective Operating Partnerships’ agreements, as amended (as identified on the Exhibit A that is attached to this Assignment and Assumption), with respect to, and to the extent of, the Transferred Interests arising from and after January 1, 2004, the effective date hereof. Assignee’s assumption does not include, and shall not be understood or interpreted to include, the assumption of any obligation that Assignor may have under any of (i) the Joint Plan of Reorganization of 52 Debtors dated May 9, 1990 — In re Bayfield Estates Limited Partnership and Related Cases (Bankruptcy EDNY Chapter 11 Case Nos. 189-92514 through 189-92516, 189-92683, 189-92817 through 189-92823, & 189-92955 through 189-92992) (the “Plan”), (ii) that certain letter settlement agreement dated December 4, 1991 from Assignor and addressed to First American Holdings, Inc.; (iii) Amended and Restated Management Agreement dated as of July 10, 1990 between Assignor and Megan Asset Management, Inc.; (iv) any amendments of, restatements of, or successors to any of the documents that are listed in the preceding clauses (i), (ii), or (iii). Without limiting the preceding sentence, each of Assignor and Megan Asset Management, Inc. (“Megan”) specifically acknowledges and agrees that neither Assignee nor any of the Operating Limited Partnerships that are identified on the Exhibit A has any obligation with respect to the rights that Continental Construction Management Corporation originally had under the Plan and, at least as to some of which, Borrower and Megan succeeded.
          Assignor and Assignee agree that (i) the outstanding aggregate balance of the Promissory Notes as of January 1, 2004 is $167,734, (ii) the amount of the partial payment that

Assignor is deemed to be making by assigning the Transferred Interests is $83,028, and (iii) the remaining outstanding aggregate balance of the Promissory Notes is $84,706, which will continue to accrue interest at the rate of Five Percent (5.0%) per annum in accordance with the Promissory Notes.
          IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of January 1, 2004.

ASSIGNOR	BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP,
a Delaware limited partnership
	By:	Megan Asset Management, Inc.,
a Delaware corporation
	Its:	General Partner

	By:	/s/ Paul J. Maddock

	Its:	President

ASSIGNEE	BAYFIELD ACQUISITION LIMITED
PARTNERSHIP, a Minnesota limited partnership
	By:	Bayfield Acquisition, LLC
a Minnesota limited liability company
	Its:	General Partner

	By:	[ILLEGIBLE]

	Its:	Manager

ACKNOWLEDGED AND AGREED AS TO THE LAST SENTENCE OF THE SECOND PARAGRAPH:

MEGAN ASSET MANAGEMENT, INC.,
a Delaware corporation

By:	/s/ Paul J. Maddock

Its:	President

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Exhibit A
1.	Blanchard Seniors Apartments, a Louisiana partnership in commendam
*	Amended and Restated Agreement and Certificate of Limited Partnership dated as of November 1, 1987

*	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

*	First Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated September 21, 2000

*	Amendment to Articles of Partnership dated June 4, 2001
2.	Bunkle Seniors Apartments, a Louisiana partnership in commendam
*	Amended and Restated Agreement and Certificate of Limited Partnership dated a of November 1, 1987

*	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

*	First Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated September 20, 2000

*	Amendment to Articles of Partnership dated June 4, 2001
3.	Cottonwood Seniors Apartments, a Louisiana partnership in commendam Amended and Restated
*	Agreement and Certificate of Limited Partnership dated as of August 1, 1988

*	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

*	First Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated September 20, 2000

*	Amendment to Articles of Partnership dated June 4, 2001
4.	Lockport Seniors Apartments (a/k/a Donaldsonville Seniors), a Louisiana partnership in commendam
*	Amended and Restated Agreement and Certificate of Limited Partnership dated as of June 1, 1988

*	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

*	First Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated September 18, 2000

*	Amendment to Articles of Partnership dated June 4, 2001
5.	Many Seniors Apartments, a Louisiana partnership in commendam
*	Amended and Restated Agreement and Certificate of Limited Partnership dated as of August 1, 1988

*	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated as of July 1, 1990

*	Amendment to Articles of Partnership dated June 4, 2001

*	Amendment to Amended and Restated Agreement and Certificate of Limited Partnership dated October 2, 2001

FACSIMILE

TO:	Paul Markwardt	FAX#:	(612) 604-6800

FROM:	Sandy for Tom McAllister	VOICE:	(763) 354-5605

DATE:	January 24, 2005	FAX:	(763) 354-5650
Number Of Pages Being Transmitted — Including This Cover Sheet: 9
COMMENTS:
Re: Bayfield
Attached are the executed Collateral Assignment and Assumption Agreement, & Assignment and Assumption
Please call Tom at (763) 354-5604 if you have any questions, Thank you.
Sandy
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If Fax Is Not Received Properly, Please Call (612) 354-5500
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Minneapolis • Milwaukee • Chicago • Atlanta •Miami
2355 Polaris Lane North, Suite 100, Minneapolis, MN 55447 Phone (612) 354-5500 Fax (612) 354-5650
Development • Construction • Management

COLLATERAL ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS AGREEMENT, effective as of the 1st day of January 2004, by BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, having an office address c/o Megan Asset Management, Inc., 1424 W. Century Avenue, #102, Bismarck, N.D. 58503 (referred to herein as “Borrower”) and Bayfield Acquisition Limited Partnership, a Minnesota limited partnership, having an office address of 2355 Polaris Lane N, Suite 100, Minneapolis, MN 55447 (referred to herein as “Assignee”).
     WHEREAS, Borrower and DDA (as hereinafter defined) entered into the following transactions:
A.	THE LOAN

Pursuant to that certain Loan Agreement dated April 16, 2003 by and between Borrower and Dominium Development and Acquisition, LLC, as Lender (“DDA”), as amended by that certain First Amendment to Loan Agreement dated as of July 1, 2003 by and between the Borrower and DDA (collectively the “Loan Agreement”), Lender agreed to and loaned (i) $162,465 to Borrower evidenced by the Promissory Note dated April 16, 2003 in the original principal amount of $116,130 that Borrower gave to DDA and that DDA assigned to Assignee and (ii) $46,335 to Borrower (collectively the “Loan”) evidenced by the Promissory Note dated July 18, 2003 in the original principal amount of $46,335 that Borrower gave to DDA and that DDA assigned to Assignee (collectively, the “Loan Promissory Notes”).

To secure the Loan, Borrower executed and delivered to Lender a Security Agreement dated April 16, 2003, granting Lender a security interest to Borrower’s limited partnership interests (the “Partnership Interests”) in BLANCHARD SENIORS APARTMENTS, BUNKIE SENIORS APARTMENTS, COTTONWOOD SENIORS APARTMENTS, LOCKPORT SENIORS APARTMENTS (AKA DONALDSONVILLE SENIORS) and MANY SENIORS APARTMENTS, each a Louisiana limited partnership (the “Loan Collateral Partnerships”).

B.	THE SUBSEQUENT LOAN

Pursuant to that certain SUBSEQUENT LOAN AGREEMENT, made the 19th day of September 2003, by Borrower and DDA, DDA agreed to and made a further loan to Borrower in the amount of $120,000 (the “September Subsequent Loan”) evidenced by the Promissory Note dated September_____, 2003 in the original principal amount of $120,000 that Borrower gave to DDA and that DDA assigned to Assignee (the “September Subsequent Loan Promissory Note”) and agreed to make further loans each in the amount of $60,000 on the tenth (10th) day of each of October and November, 2003 (the “October Subsequent Loan” and “November Subsequent Loan” respectively).

To secure the September Subsequent Loan, Borrower executed and delivered to Lender a Subsequent Loan Security Agreement dated September 18, 2003, granting Lender a security interest in the Borrower’s Partnership Interests in COUSHATTA SENIORS APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, SOUTHERN APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, OAKDALE SENIOR APARTMENTS, A LOUISIANA PARTNERSHIP IN COMMENDAM, each a Louisiana limited partnership and JOAQUIN APARTMENTS, LTD. and PECANWOOD APARTMENTS III, LTD., each a Texas limited partnership (the “Subsequent Loan Collateral Partnerships”).

C.	THE FIRST AMENDMENT TO SUBSEOUENT LOAN

Pursuant to that certain FIRST AMENDMENT TO SUBSEQUENT LOAN AGREEMENT, made the 19th day of September 2003, by Borrower and DDA, DDA agreed to and made a further loan to Borrower in the amount of $60,000 (the “October Subsequent Loan”) evidenced by the Promissory Note dated October 17, 2003 in the original principal amount of $60,000 that Borrower gave to DDA and that DDA assigned to Assignee (the “October Subsequent Loan Promissory Note”).

To secure the October Subsequent Loan, Borrower executed and delivered to Lender a Second Subsequent Loan Security Agreement dated November 17, 2003, granting Lender a security interest in the Borrower’s Partnership Interests in OAKWOOD APARTMENTS, LTD. and PERRY APARTMENTS, L.P., each a Missouri limited partnership (the “Missouri Collateral Partnerships”).

D.	THE SECOND AMENDMENT TO SUBSEQUENT LOAN

Pursuant to that certain SECOND AMENDMENT TO SUBSEQUENT LOAN AGREEMENT, made the 10th day of November 2003, by Borrower and DDA, DDA agreed to and made a further loan to Borrower in the amount of $60,000 (the “November Subsequent Loan”) evidenced by the Promissory Note dated November 10, 2003 in the original principal amount of $60,000 that Borrower gave to DDA and that DDA assigned to Assignee (the “November Subsequent Loan Promissory Note”).

To secure the November Subsequent Loan, Borrower executed and delivered to Lender a Third Subsequent Loan Security Agreement dated November 10,2003, granting Lender a security interest in the Borrower’s Partnership Interests in AFM RRH, LTD., a Florida limited partnership and ANDERSON COUNTRY ESTATES, L.P., a Missouri limited partnership (the “Third Subsequent Loan Collateral Partnerships”).
     WHEREAS, Assignee has elected to accept Borrower’s Partnership Interests in the Loan Collateral Partnerships, the Subsequent Loan Collateral Partnerships, the Missouri Collateral Partnerships and the Third Subsequent Loan Collateral Partnerships in repayment of and in satisfaction of the Loan Promissory Notes, the September Subsequent Loan Promissory Note, the October Subsequent Loan Promissory Note and the November Subsequent Loan Promissory Note (collectively the “Indebtedness”), such that it will not cause a technical termination of any of the Collateral Partnerships.

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     NOW, THEREFORE, for food and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants herein, contained, the parties mutually agree as follows:
1) Pursuant to the election of Assignee to accept part of the Collateral Partnerships as a partial payment of the outstanding Indebtedness that Borrower owes to Assignee:
(a) Effective as of January 1, 2004, Borrower will assign and transfer to Assignee forty-nine and one-half percentage points (49.5% points) of Its interests in each of the Collateral Partnership, consisting of all of Assignor’s rights, interests, powers, and obligations as the Limited or Investor Partner with respect to such Transferred Interests, and Borrower’s Accounts Receivable due from such Collateral Partnerships with respect to, and to the extent of, the Transferred Interests, excluding any Annual Distributions due Borrower from any such Collateral Partnerships as long as Borrower owns any interest therein and must have any asset management services provided for it in connection therewith.
(b) Effective as of January 1,2004, Assignee will assume and agree to timely and faithfully perform (i) all obligations of Borrower as the Limited or Investor Partner under the respective Collateral Partnerships agreements, as amended (as identified on the Exhibit A that is attached to this Assignment), and (ii) the eight percent (8%) interest obligation still due by Borrower to the Missouri Collateral Partnerships and Anderson Country Estates, L.P. in the amount of, as of January 1, 2004, approximately $24,256 in the aggregate as to all three partnerships, which amount is fixed, does not accrue additional interest, and is payable pursuant to Article 15(l)(a)(ii) of the Plan as a first priority from the proceeds of any Capital Events (the “8% Interest Obligation”) and, as to each of (i) and (ii), with respect to, and to the extent of, the Transferred Interests arising, except as to the 8% Interest Obligation, from and after January 1, 2004, the effective date hereof. Assignee’s assumption does not include, and shall not be understood or interpreted to include, the assumption of any obligation that Borrower may have under any of (i) the Joint Plan of Reorganization of 52 Debtors dated May 9, 1990 — In re Bayfield Estates Limited Partnership and Related Cases (Bankruptcy EDNY Chapter 11 Case Nos. 189-92514 through 189-92516,189- 92683, 189-92814 through 189-92823, 189-92838 through 189-92842, & 189- 92955 through 189-92992) (the “Plan”), except 8% Interest Obligation; (ii) that certain letter settlement agreement dated December 4,1991 from Borrower and addressed to First American Holdings, Inc.; (iii) Amended and Restated Management Agreement dated as of July 10, 1990 between Borrower and Megan Asset Management, Inc.; and (iv) any amendments of, restatements, of or successors to any of the documents that are listed in the preceding clauses (i), (ii) or (iii). Without limiting the preceding sentence, each of Borrower and Megan Asset Management, Inc. (“Megan”) will specifically acknowledge and agree that neither Assignee nor any of the Collateral Partnerships that are identified on the Exhibit A has any obligation with respect to the rights that Continental Construction Management Corporation originally had under the Plan and, at least es to some of which, Borrower and Megan succeeded.

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2) Pursuant to the election of Assignee to accept the balance of Borrower’s Partnership Interest in the Collateral Partnerships as payment of the balance of principal and interest on the outstanding Indebtedness that Borrower owes to Assignee:
(a) Borrower will assign and transfer to Assignee one hundred percentage points (100% points) of its remaining interests in each of the Collateral Partnership twelve (12) months and one (1) day from the execution of this Agreement, including any Annual Distributions due Borrower from any such Collateral Partnerships, with all Tax Items (as defined in each Collateral Partnership Agreement) for the year 2005 relating to the Borrower’s remaining interests in the Collateral Partnerships allocated to Assignor; and
(b) Assignee will assume and agree to timely and faithfully perform all obligations of Borrower as the Limited or Investor Partner under the respective Collateral Partnerships’ agreements, as amended (as identified on the Exhibit A that is attached to this Assignment), with respect to, and to the extent of, the Transferred Interests arising from and after twelve (12) months and one (1) day from the execution of this Agreement. Assignee’s assumption does not include, and shall not be understood or interpreted to include, the assumption of any obligation that Borrower may have under any of (i) the Plan, except the 8% Interest Obligation; (ii) that certain letter settlement agreement dated December 4, 1991 from Borrower and addressed to First American Holdings, Inc., (iii) Amended and Restated Management Agreement dated as of July 10, 1990 between Borrower and Megan Asset Management, Inc., (iv) any amendments of, restatements of, or successors to any of the documents that an listed in the preceding clauses (i), (ii), or (iii). Without limiting the preceding sentence, each of Borrower and Megan Asset Management, Inc. will specifically acknowledge and agree that neither Assignee nor any of the Collateral Partnerships that are identified on the Exhibit A has any obligation with respect to the rights that Continental Construction Management Corporation originally had under the Plan.
3) This Agreement and the exhibit attached embodies the entire agreement between the parties with relation to the transactions contemplated hereby, and there have been and are no covenants, agreements, representations, warranties or restrictions between the parties with regard thereto.
4) The undersigned agree that this instrument may be signed in any number of counterparts, each of which will constitute an original, and that a facsimile copy of any signature of any party will be deemed as enforceable and effective as an original signature. All such counterparts together will constitute one and the same instrument.

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     IN WITNESS WHEREOF, the undersigned have executed this AGREEMENT effective as of the above written-date.

BORROWER	BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP,
a Delaware limited partnership
	By:	Megan Asset Management, Inc.,
a Delaware corporation
	Its:	General Partner

	By:	/s/ Paul J. Maddock

	Its:	Pres.

ASSIGNEE	BAYFIELD ACQUISITION LIMITED
PARTNERSHIP, a Minnesota limited partnership
	By:	Bayfield Acquisition, LLC
a Minnesota limited liability company
	Its:	General Partner

	By:	/s/ [ILLEGIBLE]

	Its:	Manager

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